UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3361

Fidelity Massachusetts Municipal Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2015

Item 1. Reports to Stockholders

Fidelity® Massachusetts
Municipal Income Fund

and

Fidelity Massachusetts Municipal Money Market Fund

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Fidelity® Massachusetts Municipal Income Fund
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Massachusetts Municipal Money Market Fund
Investment Changes/ Performance	(Click Here)	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	(Click Here)	A complete list of the fund's investments.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Annual Report

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Fidelity Massachusetts Municipal Income Fund	.45%
Actual		$ 1,000.00	$ 1,051.80	$ 2.33
HypotheticalA		$ 1,000.00	$ 1,022.94	$ 2.29
Fidelity Massachusetts Municipal Money Market Fund	.05%
Actual		$ 1,000.00	$ 1,000.10	$ .25
HypotheticalA		$ 1,000.00	$ 1,024.95	$ .26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity® Massachusetts Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Massachusetts Municipal Income Fund	9.91%	5.43%	4.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Massachusetts Municipal Income Fund on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Tax-free municipal bonds posted strong results for the 12 months ending January 31, 2015, buoyed by higher tax rates, tight supply and improving credit fundamentals. The Barclays® Municipal Bond Index returned 8.86%, significantly outperforming even the U.S. investment-grade taxable bond market. Munis enjoyed a backdrop of steady economic growth, declining long-term interest rates, and global economic uncertainty, enhancing the muni market's reputation as a relative safe haven. State and local-government issuers benefited from improving income-, sales- and property-tax revenues, fueled by the domestic economic recovery. Additionally, a steady stream of municipal bond cash flows - from coupon payments, maturities and early calls by issuers - were reinvested back into the market. Meanwhile, investors took solace that the financial distress experienced by Puerto Rico, Detroit and a few California cities in bankruptcy did not expand to the broader market. Lastly, the tax advantages of munis had particular appeal in light of higher federal tax rates for top earners that took effect in 2013, as well as the new 3.8% Medicare tax on unearned, non-municipal investment income.

Comments from Kevin Ramundo, Portfolio Manager of Fidelity® Massachusetts Municipal Income Fund: For the year, the fund returned 9.91%, outpacing the 9.69% return of the Barclays® Massachusetts 3+ Year Enhanced Municipal Bond Index. I kept the fund's interest rate sensitivity in line with the benchmark and evaluated bonds based on their yields, as well as their potential for price appreciation. We sought to generate attractive tax-exempt income for the fund and protect shareholder capital. An overweighting in health care bonds, a reflection of how I emphasized bonds offering both attractive yields and the potential for price appreciation, was a big plus. Health care securities performed quite well, driven largely by their higher yields. The fund's investment in a floating-rate Massachusetts general obligation bond, which was not in the index, also boosted our result. This security, which traded at a deep discount to its par value at the beginning of the period, generated better-than-average gains as investors recognized its value. In contrast, detracting from the fund's result versus the index was its bias toward premium callable bonds - those that were priced above their face value and could be redeemed by their issuers before maturity. They lagged non-callable discount bonds, in which the fund was underweighted and performed well given very strong investor demand for longer-duration securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Massachusetts Municipal Income Fund

Investment Changes (Unaudited)

Top Five Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.9	18.3
Education	18.5	19.6
Special Tax	17.6	17.3
Water & Sewer	13.1	13.0
General Obligations	12.4	13.5
Weighted Average Maturity as of January 31, 2015
		6 months ago
Years	6.1	6.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of January 31, 2015
6 months ago
Years	6.6	7.6

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)
As of January 31, 2015	As of July 31, 2014
AAA 11.5%	AAA 12.6%
AA,A 78.7%	AA,A 76.5%
BBB 4.7%	BBB 6.0%
BB and Below 1.4%	BB and Below 1.5%
Not Rated 2.0%	Not Rated 2.2%
Short-Term Investments and Net Other Assets 1.7%	Short-Term Investments and Net Other Assets 1.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Annual Report

Fidelity Massachusetts Municipal Income Fund

Investments January 31, 2015

Showing Percentage of Net Assets

Municipal Bonds - 98.3%
	Principal Amount	Value
Guam - 0.2%
Guam Ed. Fing. Foundation Ctfs. of Prtn.:
Series 2006 A, 5% 10/1/23	$ 2,740,000	$ 2,815,049
Series 2008, 5.875% 10/1/18	1,900,000	2,096,574
		4,911,623
Massachusetts - 97.7%
Berkshire Wind Pwr. Coop. Corp. (Wind Proj.) Series 1, 5.25% 7/1/30	5,000,000	5,837,550
Boston Gen. Oblig.:
Series 2007 B, 5% 3/1/21	7,335,000	8,012,314
Series 2012 A:
5% 4/1/21	8,130,000	9,974,778
5% 4/1/22	2,050,000	2,550,979
Series A, 5% 1/1/17	480,000	481,766
Boston Wtr. & Swr. Commission Rev.:
Series 2009 A:
5% 11/1/25	1,725,000	2,016,318
5% 11/1/26	1,500,000	1,749,900
5% 11/1/28	2,195,000	2,545,805
Series 2012 A, 4% 11/1/25	2,950,000	3,384,801
Sr. Series A, 5.25% 11/1/19	7,390,000	8,232,238
Braintree Gen. Oblig. Series 2009:
5% 5/15/23	5,000,000	5,868,050
5% 5/15/24	5,050,000	5,912,793
Cambridge Gen. Oblig. Series 12:
5% 1/1/23	865,000	1,077,089
5% 1/1/24	340,000	417,561
Framingham Gen. Oblig. Series 2012 A:
4% 12/1/20	1,260,000	1,454,834
4% 12/1/24	1,360,000	1,565,659
Lowell Gen. Oblig. 5% 12/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310,000	1,363,658
Lynn Wtr. & Swr. Commission Gen. Rev.:
Series 2003 A, 5% 12/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,006,320
Series 2005 A:
5% 6/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,055,000	2,085,044
5% 6/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,560,000	1,583,166
Marshfield Gen. Oblig.:
5% 11/1/20	1,780,000	2,136,659
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Marshfield Gen. Oblig.: - continued
5% 11/1/21	$ 1,730,000	$ 2,111,863
Martha's Vineyard Land Bank Rev. Series 2006, 5% 5/1/18 (AMBAC Insured)	1,195,000	1,300,124
Massachusetts Bay Trans. Auth.:
Series 1991 A:
7% 3/1/21 (Escrowed to Maturity)	545,000	581,559
7% 3/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,320,000	2,750,522
Series 1992 B, 6.2% 3/1/16	9,930,000	10,160,376
7% 3/1/21	610,000	750,349
Massachusetts Bay Trans. Auth. Assessment Rev.:
Series 2008 A, 5.25% 7/1/34	24,750,000	28,122,930
Series 2012 A, 5% 7/1/22	6,110,000	7,638,050
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2003 C:
5.25% 7/1/19	4,430,000	5,254,689
5.25% 7/1/23	3,950,000	5,062,083
Series 2005 A, 5% 7/1/24	16,175,000	20,620,052
Series 2005 B, 5.5% 7/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,000,000	5,386,480
Series 2006 A:
5.25% 7/1/29	3,005,000	3,978,109
5.25% 7/1/32	6,745,000	9,042,819
Series 2010 B:
5% 7/1/26	1,000,000	1,195,510
5% 7/1/27	865,000	1,031,616
5% 7/1/28	1,000,000	1,190,320
5% 7/1/30	1,000,000	1,185,150
Massachusetts Clean Energy Coop. Corp. Series 2013:
5% 7/1/25	2,795,000	3,404,701
5% 7/1/30	3,725,000	4,424,071
Massachusetts Clean Wtr. Trust:
(Pool Prog.):
Series 13, 5% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	1,000,000	1,111,290
Series 2004 A:
5.25% 8/1/22	6,525,000	8,273,896
5.25% 2/1/24	1,170,000	1,517,233
5.25% 8/1/24	3,780,000	4,943,938
Series 6, 5.25% 8/1/19	30,000	30,119
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Clean Wtr. Trust: - continued
(Pool Prog.):
Series 8:
5% 8/1/17	$ 110,000	$ 110,425
5% 8/1/20	105,000	105,394
Series 14:
5% 8/1/32	5,685,000	6,637,749
5% 8/1/38	8,390,000	9,756,060
Series 18:
5% 2/1/28	3,500,000	4,327,715
5% 2/1/29	6,355,000	7,816,968
Series 2002 A, 5.25% 8/1/20	680,000	682,679
Series 2010 A, 5% 8/1/21	9,000,000	10,860,210
Series 2012 A:
5% 8/1/27	5,900,000	7,236,232
5% 8/1/28	6,570,000	8,037,278
Series 2014, 5% 8/1/25	7,900,000	10,263,206
Series 6, 5.5% 8/1/30	1,310,000	1,315,148
5% 8/1/21	7,520,000	8,995,274
5% 8/1/22	4,290,000	5,116,855
5% 8/1/23	5,000,000	5,946,600
5% 8/1/24	4,215,000	4,994,522
5% 8/1/25	4,965,000	5,868,729
5% 8/1/26	3,205,000	3,780,618
5% 8/1/27	2,460,000	2,892,320
5% 8/1/28	3,480,000	4,079,882
Massachusetts Commonwealth Trans. Fund Rev.:
(Accelerated Bridge Prog.) Series 2012 A:
5% 6/1/24	11,880,000	14,451,901
5% 6/1/25	12,940,000	15,723,912
Series 2013 A, 5% 6/1/43	10,000,000	11,606,100
Massachusetts Dept. of Agricultural Resources Higher Ed. Rev. (Emerson College Proj.) Series 2006 A:
5% 1/1/17	1,250,000	1,331,250
5% 1/1/18	1,920,000	2,079,667
5% 1/1/19	2,225,000	2,411,366
5% 1/1/20	3,000,000	3,242,910
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2010 B:
5% 1/1/22	11,000,000	12,724,800
5% 1/1/25	13,340,000	15,356,875
5% 1/1/26	4,210,000	4,840,111
5% 1/1/27	7,000,000	8,026,410
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2010 B: - continued
5% 1/1/30	$ 5,000,000	$ 5,804,500
5% 1/1/32	3,495,000	3,961,792
5% 1/1/35	4,230,000	4,865,261
Massachusetts Dev. Fin. Agcy. Hosp. Rev. Series 2013:
5.25% 11/15/36	3,000,000	3,479,850
5.25% 11/15/41	4,620,000	5,301,681
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College Proj.) Series 2007 A, 5% 10/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,165,000	1,291,472
(Boston College Proj.) Series P:
5% 7/1/20	2,500,000	2,767,700
5% 7/1/21	3,090,000	3,423,226
(Boston Univ. Proj.):
Series T1, 5% 10/1/39 (AMBAC Insured)	10,000,000	10,261,000
Series U4, 5.7% 10/1/40	3,100,000	3,700,594
(Brandeis Univ. Proj.) Series N:
5% 10/1/23	1,040,000	1,190,270
5% 10/1/24	1,210,000	1,382,486
(Carleton-Willard Village Proj.) Series 2010:
4.75% 12/1/20	3,355,000	3,626,185
5.25% 12/1/25	820,000	918,703
5.625% 12/1/30	1,000,000	1,125,190
(College of the Holy Cross Proj.):
Series 2008 A, 5% 9/1/26	1,500,000	1,713,600
Series 2008 B, 5% 9/1/22	1,100,000	1,262,921
(Deerfield Academy Proj.) 5% 10/1/40	10,500,000	12,287,310
(Partners HealthCare Sys. Proj.) Series 2011 K6, 5.375% 7/1/41	7,000,000	8,077,090
(Tufts Med. Ctr. Proj.) Series I, 6.25% 1/1/27	12,485,000	14,927,815
Series 2008, 5.75% 9/1/25 (Pre-Refunded to 9/1/18 @ 100)	9,500,000	11,179,790
Series 2010 B1, 5% 10/15/40	22,510,000	26,406,481
Series 2010 B2, 5.25% 2/1/34	5,000,000	6,016,550
Series 2011 B, 5% 7/1/41	6,520,000	7,355,929
Series 2011 H:
5.125% 7/1/26	5,500,000	6,112,260
5.5% 7/1/31	7,750,000	8,405,728
Series 2011:
5% 10/1/20	1,215,000	1,418,257
5% 7/1/41	5,000,000	5,641,050
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
Series 2011:
5.25% 10/1/41	$ 5,485,000	$ 6,489,633
Series 2012 G:
5% 10/1/23	2,245,000	2,647,529
5% 10/1/24	1,625,000	1,914,153
5% 10/1/25	1,600,000	1,882,528
5% 10/1/26	2,170,000	2,547,298
5% 10/1/27	2,235,000	2,613,028
5% 10/1/28	1,240,000	1,446,398
Series 2012 J, 5% 7/1/42	7,000,000	8,140,650
Series 2012 L, 5% 7/1/36	6,000,000	6,929,100
Series 2013 A:
6.25% 11/15/33 (a)	2,245,000	2,477,492
6.5% 11/15/43 (a)	4,000,000	4,433,800
Series 2013 E:
5% 11/1/38	3,400,000	3,950,528
5% 11/1/43	15,000,000	17,303,550
Series 2013 F:
4% 7/1/32	2,050,000	2,170,028
4% 7/1/43	27,185,000	28,007,074
5% 7/1/27	1,300,000	1,539,642
5% 7/1/37	3,925,000	4,520,226
Series 2013 G, 5% 7/1/44	17,105,000	18,378,809
Series 2013 P, 5% 7/1/43	8,320,000	9,832,992
Series 2013 X, 5% 10/1/48	14,920,000	17,033,269
Series 2013, 5% 7/1/21	1,085,000	1,284,857
Series 2014 A:
5% 3/1/32	1,700,000	1,999,336
5% 3/1/33	1,250,000	1,466,825
5% 3/1/39	4,000,000	4,652,080
5% 3/1/44	15,730,000	18,185,768
Series 2014 F:
5% 7/15/19	250,000	281,080
5% 7/15/20	300,000	337,644
5% 7/15/21	300,000	336,051
5% 7/15/22	400,000	446,244
5% 7/15/23	350,000	389,452
5% 7/15/24	400,000	442,004
5% 7/15/25	550,000	600,622
5% 7/15/26	500,000	541,495
5% 7/15/27	200,000	214,658
5% 7/15/28	320,000	340,144
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
Series 2014 F:
5.625% 7/15/36	$ 800,000	$ 902,784
5.75% 7/15/43	4,500,000	5,094,135
Series 2014 M4, 5% 7/1/44	15,000,000	17,383,650
Series 2014 P:
5% 10/1/32	5,000,000	6,000,050
5% 10/1/46	7,080,000	8,337,408
Series 2015 O2:
5% 7/1/27	8,635,000	10,736,759
5% 7/1/29	4,495,000	5,514,511
Series I, 6.875% 1/1/41	9,540,000	11,441,799
Series L, 5% 7/1/41	4,900,000	5,627,356
5% 3/1/34	4,375,000	5,118,575
5.25% 7/1/25	1,000,000	1,171,620
5.25% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	1,000,000	1,262,790
5.25% 7/1/26	1,000,000	1,164,320
5.25% 7/1/26 (Pre-Refunded to 7/1/22 @ 100)	1,000,000	1,262,790
5.5% 7/1/44	11,295,000	12,453,754
Massachusetts Dev. Fin. Agcy. Solid Waste Disp. Rev. Bonds Series 2009, 5.75%, tender 5/1/19 (b)	2,000,000	2,404,620
Massachusetts Edl. Fing. Auth. Rev.:
Series 2010 A:
5.5% 1/1/17	3,000,000	3,261,690
5.5% 1/1/22	3,500,000	4,058,705
5.5% 1/1/23 (c)	1,470,000	1,584,792
Series 2010 B:
4.5% 1/1/16 (c)	585,000	603,141
4.8% 1/1/17 (c)	1,780,000	1,894,596
Massachusetts Fed. Hwy. Series 2013 A:
5% 6/15/26	5,000,000	6,094,900
5% 6/15/27	5,000,000	6,045,050
Massachusetts Gen. Oblig.:
Series 2001 D:
5.5% 11/1/20	1,000,000	1,239,120
5.5% 11/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,478,240
Series 2004 A, 5.5% 8/1/30	2,000,000	2,731,800
Series 2006 B:
5.25% 9/1/22	5,360,000	6,780,990
5.25% 9/1/23	9,400,000	12,069,412
Series 2007 A, 0.725% 5/1/37 (b)	20,250,000	18,898,313
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Gen. Oblig.: - continued
Series 2007 C:
5% 8/1/37	$ 36,375,000	$ 39,908,818
5.25% 8/1/21 (Pre-Refunded to 8/1/17 @ 100)	1,080,000	1,204,016
5.25% 8/1/25 (Pre-Refunded to 8/1/17 @ 100)	10,000,000	11,148,300
Series 2008 A:
5% 8/1/22 (Pre-Refunded to 8/1/18 @ 100)	3,685,000	4,219,620
5% 8/1/24 (Pre-Refunded to 8/1/18 @ 100)	7,380,000	8,450,690
Series 2009 A, 5% 3/1/39	17,000,000	19,249,610
Series 2011 A:
5% 4/1/26	5,425,000	6,509,566
5% 4/1/28	5,880,000	7,017,427
Series 2011 B:
5% 8/1/23	5,770,000	6,938,714
5% 8/1/24	1,750,000	2,094,173
5% 8/1/25	1,930,000	2,302,780
Series 2014 E:
5% 9/1/28	10,400,000	12,607,192
5% 9/1/29	7,500,000	9,062,400
5% 9/1/30	5,000,000	6,022,150
5% 9/1/31	8,000,000	9,604,400
Series C, 5.5% 12/1/22	7,800,000	10,002,408
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Baystate Health Sys. Proj.) Series 2009 I, 5.75% 7/1/36	7,500,000	8,844,150
(Berklee College of Music Proj.) Series 2007 A:
5% 10/1/16	1,000,000	1,073,180
5% 10/1/19	3,290,000	3,644,432
5% 10/1/21	3,270,000	3,629,569
5% 10/1/23	2,000,000	2,222,720
5% 10/1/25	5,950,000	6,614,258
(Blood Research Institute Proj.) Series A, 6.5% 2/1/22 (d)	7,700,000	7,738,038
(Cape Cod Healthcare Proj.) Series 2004 D:
5% 11/15/31 (Assured Guaranty Corp. Insured)	2,000,000	2,282,000
5.125% 11/15/35 (Assured Guaranty Corp. Insured)	1,000,000	1,131,040
6% 11/15/28 (Assured Guaranty Corp. Insured)	2,735,000	3,286,650
(CareGroup, Inc. Proj.):
Series 2008 B1, 5.375% 2/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,132,800
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(CareGroup, Inc. Proj.):
Series 2008 B2:
5% 2/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 800,000	$ 897,224
5.375% 2/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,750,000	1,984,955
5.375% 2/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,262,680
Series 2008 D:
5.25% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,696,890
5.25% 7/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,450,000	1,640,849
5.25% 7/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,129,830
5.25% 7/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900,000	2,143,960
Series 2008 E1:
5% 7/1/28	2,525,000	2,806,841
5.125% 7/1/33	2,000,000	2,218,860
5.125% 7/1/38	4,040,000	4,453,898
5.375% 7/1/21	10,850,000	12,307,589
Series 2008 E2:
5.375% 7/1/23	3,500,000	3,966,445
5.375% 7/1/24	5,015,000	5,679,738
5.375% 7/1/25	3,500,000	3,962,665
(Catholic Health East Proj.) Series 2010, 5% 11/15/18	1,005,000	1,148,132
(Children's Hosp. Proj.) Series 2009 M, 5.5% 12/1/39	20,000,000	23,699,600
(Emerson Hosp. Proj.) Series 2005 E, 5% 8/15/35 (Radian Asset Assurance, Inc. Insured)	2,500,000	2,528,600
(Harvard Univ. Proj.) Series 2009 A, 5.5% 11/15/36	1,025,000	1,199,435
(Lahey Clinic Med. Ctr. Proj.) Series 2005 C:
5% 8/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,190,000	5,301,222
5% 8/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	5,103,400
(Massachusetts Institute of Technology Proj.) Series 2008 O, 6% 7/1/36 (Pre-Refunded to 7/1/18 @ 100)	20,500,000	24,168,065
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(Northeastern Univ. Proj.):
Series 2008 R:
5% 10/1/16	$ 600,000	$ 643,908
5% 10/1/17	775,000	860,219
5% 10/1/18	500,000	575,165
5% 10/1/20	2,000,000	2,294,420
5% 10/1/22	1,160,000	1,329,406
5% 10/1/27	3,030,000	3,443,201
5% 10/1/28	1,000,000	1,134,440
5% 10/1/33	5,000,000	5,607,300
Series 2009 Y1:
5% 10/1/17	1,570,000	1,739,576
5% 10/1/19	1,730,000	2,022,664
Series 2009 Y2:
5% 10/1/17	1,145,000	1,268,671
5% 10/1/18	1,215,000	1,379,280
(Partners HealthCare Sys., Inc. Proj.):
Series 2009 I3:
5% 7/1/21	2,300,000	2,696,865
5% 7/1/22	5,000,000	5,860,350
Series 2010 J1, 5% 7/1/39	23,500,000	26,876,715
(South Shore Hosp. Proj.) Series F:
5.625% 7/1/19	145,000	145,334
5.75% 7/1/29	6,370,000	6,382,422
(Tufts Univ. Proj.):
Series 2008 O, 5.375% 8/15/38	4,500,000	5,154,255
Series J, 5.5% 8/15/17	500,000	560,095
(UMass Memorial Proj.) Series 2010 G, 5% 7/1/17	2,215,000	2,393,839
(Williams College Proj.) Series 2006 L:
5% 7/1/17	1,000,000	1,067,760
5% 7/1/18	1,000,000	1,067,320
(Winchester Hosp. Proj.) Series 2010 H, 5.25% 7/1/38	18,995,000	20,953,954
(Woods Hole Oceanographic Institution Proj.) Series 2008 B:
5.25% 6/1/25	1,760,000	2,011,451
5.375% 6/1/30	8,000,000	9,099,360
(Worcester City Campus Proj.) Series 2007 E:
5% 10/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,130,000	2,283,296
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(Worcester City Campus Proj.) Series 2007 E:
5% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,985,000	$ 2,127,860
5% 10/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,350,000	1,446,701
5% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,465,000	2,643,688
Series 2005 D:
5.25% 7/1/30	7,000,000	7,030,660
5.375% 7/1/35	2,165,000	2,173,097
5.5% 7/1/40	6,150,000	6,172,140
Series 2007 E, 5% 7/15/32	1,155,000	1,205,208
Series 2008 B2, 5.375% 2/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,132,800
Series 2008 E2. 5.375% 7/1/21	2,075,000	2,353,756
Series 2010 C:
5% 7/1/30	4,460,000	4,837,227
5.125% 7/1/35	500,000	538,935
Series 2010 H, 5% 7/1/16	1,000,000	1,055,940
Series E, 5% 7/15/27	7,195,000	7,563,312
Massachusetts Port Auth. Rev.:
Series 2007 C:
5% 7/1/17 (FSA Insured) (c)	1,660,000	1,826,797
5% 7/1/22 (FSA Insured) (c)	6,140,000	6,803,734
5% 7/1/27 (FSA Insured) (c)	5,000,000	5,478,450
Series 2010 A:
5% 7/1/34	2,000,000	2,338,500
5% 7/1/40	12,000,000	13,796,640
Series 2012 A:
5% 7/1/37 (c)	2,000,000	2,281,000
5% 7/1/42 (c)	10,300,000	11,688,337
Series 2012 B:
5% 7/1/25	4,150,000	5,041,462
5% 7/1/27	6,570,000	7,905,747
5% 7/1/28	5,030,000	6,033,485
Series 2014 B, 5% 7/1/39 (c)	4,965,000	5,755,925
Series 2014 C:
5% 7/1/28	3,000,000	3,684,540
5% 7/1/29	4,205,000	5,128,670
5% 7/1/30	3,000,000	3,639,270
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Port Auth. Spl. Facilities Rev.:
(BosFuel Corp. Proj.) Series 2007:
5% 7/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	$ 1,615,000	$ 1,759,833
5% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,000,000	1,090,430
5% 7/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,560,000	1,705,751
5% 7/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,000,000	1,093,930
5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	5,175,000	5,544,495
(ConRAC Proj.) Series 2011 A, 5.125% 7/1/41	13,000,000	14,487,070
(Delta Air Lines, Inc. Proj.) Series 2001 A:
5.5% 1/1/16 (AMBAC Insured) (c)	5,000,000	5,005,850
5.5% 1/1/17 (AMBAC Insured) (c)	5,555,000	5,561,444
5.5% 1/1/18 (AMBAC Insured) (c)	6,000,000	6,006,480
5.5% 1/1/19 (AMBAC Insured) (c)	5,000,000	5,005,250
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2007 A, 5% 8/15/37	6,605,000	7,242,647
Series 2011 B:
5% 10/15/41	25,000,000	29,015,250
5.25% 10/15/35	12,500,000	15,138,875
Series 2012 A:
5% 8/15/23	15,000,000	18,592,650
5% 8/15/24	27,500,000	33,910,800
5% 8/15/25	28,475,000	34,932,561
Series 2012 B:
5% 8/15/27	10,000,000	12,134,300
5% 8/15/28	12,000,000	14,523,720
5% 8/15/30	25,900,000	31,146,304
Series 2013 A, 5% 5/15/43	18,675,000	21,918,101
Massachusetts Spl. Oblig. Dedicated Tax Rev.:
Series 2004, 5.25% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,935,000	6,840,147
Series 2005:
5% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,918,975
5.5% 1/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,300,890
5.5% 1/1/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,770,000	6,333,368
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Spl. Oblig. Rev. Series 2005 A, 5.5% 6/1/19	$ 10,000,000	$ 11,956,200
Massachusetts State College Bldg. Auth. Rev.:
Series 2002 A, 0% 5/1/22 (Escrowed to Maturity)	2,250,000	2,010,533
Series 2003 B:
0% 5/1/28 (XL Cap. Assurance, Inc. Insured)	6,080,000	4,284,880
5.375% 5/1/18 (XL Cap. Assurance, Inc. Insured)	1,100,000	1,262,613
5.375% 5/1/20 (XL Cap. Assurance, Inc. Insured)	1,825,000	2,211,955
Series 2006 A, 5% 5/1/36 (Pre-Refunded to 5/1/16 @ 100)	9,220,000	9,769,696
Series 2008 A:
5% 5/1/19 (Assured Guaranty Corp. Insured)	1,730,000	1,958,464
5% 5/1/20 (Assured Guaranty Corp. Insured)	2,130,000	2,409,094
5% 5/1/21 (Assured Guaranty Corp. Insured)	2,440,000	2,758,859
5% 5/1/22 (Assured Guaranty Corp. Insured)	2,430,000	2,747,552
5% 5/1/23 (Assured Guaranty Corp. Insured)	2,490,000	2,814,547
Series 2009 A:
5.375% 5/1/34	2,305,000	2,693,439
5.5% 5/1/39	7,000,000	8,247,400
5.5% 5/1/49	3,440,000	3,957,445
5.75% 5/1/49	10,000,000	11,605,800
Series 2009 B:
5% 5/1/35	5,560,000	6,528,107
5% 5/1/40	4,625,000	5,389,698
Series 2012 A:
5% 5/1/36	7,360,000	8,587,574
5% 5/1/41	10,000,000	11,531,700
Series 2012 B:
5% 5/1/29	2,000,000	2,399,580
5% 5/1/30	1,870,000	2,236,651
5% 5/1/37	3,075,000	3,561,342
5% 5/1/43	11,125,000	12,781,624
Series 2014 B:
5% 5/1/39	2,500,000	2,962,925
5% 5/1/44	10,500,000	12,416,040
Series 2014 D:
5% 5/1/39	7,575,000	9,116,967
5% 5/1/41	4,515,000	5,402,830
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.:
Series 1997 C, 0% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,800,000	1,533,078
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.: - continued
Sr. Series A:
0% 1/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 5,110,000	$ 4,058,004
0% 1/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,700,000	5,446,826
0% 1/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	33,195,000	22,703,720
Sr. Series C:
0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,705,000	7,604,373
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	13,815,000	13,271,242
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 1992 A, 6.5% 7/15/19 (Escrowed to Maturity)	15,965,000	17,926,300
Series 2002 J, 5.5% 8/1/20	1,000,000	1,233,860
Series 2005 A, 5.25% 8/1/21 (Pre-Refunded to 8/1/17 @ 100)	795,000	887,339
Series 2005, 5.25% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	565,000	630,625
Series 2006 A, 5% 8/1/41 (Pre-Refunded to 8/1/16 @ 100)	9,000,000	9,629,100
Series 2007 A:
5% 8/1/23 (FSA Insured)	2,000,000	2,166,480
5% 8/1/25 (FSA Insured)	2,000,000	2,163,980
5% 8/1/26 (FSA Insured)	2,000,000	2,162,740
5% 8/1/27 (FSA Insured)	2,000,000	2,161,500
5% 8/1/28 (FSA Insured)	2,000,000	2,160,260
Series 2009 A:
5% 8/1/34	6,350,000	7,344,791
5% 8/1/39	8,360,000	9,587,164
Series 2009 B, 5% 8/1/22	2,540,000	2,993,746
Series 2011 B:
5% 8/1/36	5,000,000	5,845,900
5% 8/1/41	16,000,000	18,403,840
Series 2011 C:
5% 8/1/23	6,070,000	7,396,234
5% 8/1/24	22,090,000	26,794,507
5% 8/1/25	14,235,000	17,246,984
5.25% 8/1/42	8,425,000	9,971,577
Series 2012 A, 5% 8/1/37	8,000,000	9,388,480
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.: - continued
Series 2014 F, 5% 8/1/26	$ 8,790,000	$ 11,050,788
Series J, 5% 8/1/42	100,000	100,298
Monson Gen. Oblig. 5.25% 11/1/21 (AMBAC Insured)	1,000,000	1,003,320
Newton Gen. Oblig. Series 2009 A:
4% 4/1/23	1,490,000	1,664,509
5% 4/1/20	1,840,000	2,176,150
5% 4/1/21	1,915,000	2,263,109
Plymouth Gen. Oblig.:
Series 2009:
5% 5/15/23	1,255,000	1,463,092
5% 5/15/25	1,150,000	1,338,589
5% 10/15/17	1,665,000	1,856,425
5% 10/15/19	500,000	591,540
Reading Gen. Oblig. Series 2012:
5% 2/1/20	1,165,000	1,377,624
5% 2/1/22	1,245,000	1,528,574
5% 2/1/23	1,185,000	1,480,077
Revere Gen. Oblig. Series 2009:
5% 4/1/28	515,000	589,181
5% 4/1/39	2,000,000	2,250,980
5.5% 4/1/27	2,510,000	2,936,449
Springfield Gen. Oblig. Series 2007:
5% 8/1/17 (FSA Insured)	5,000,000	5,420,350
5% 8/1/18 (FSA Insured)	7,210,000	7,823,643
Springfield Wtr. & Swr. Commission Rev. Series 2008 A:
5.75% 10/15/26 (Assured Guaranty Corp. Insured)	1,000,000	1,179,160
5.75% 10/15/27 (Assured Guaranty Corp. Insured)	1,000,000	1,175,960
5.75% 10/15/28 (Assured Guaranty Corp. Insured)	1,000,000	1,173,960
Taunton Gen. Oblig. 5% 12/1/17	1,965,000	2,206,223
Univ. of Massachusetts Bldg. Auth. Facilities Rev.:
Series 2004 1, 5.375% 11/1/16 (AMBAC Insured)	1,305,000	1,310,063
Series 2008 2, 5% 5/1/38 (FSA Insured)	20,605,000	22,685,281
Westfield Gen. Oblig. Series 2014:
5% 3/1/26	2,990,000	3,719,769
5% 3/1/27	2,740,000	3,378,119
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Worcester Gen. Oblig. Series 2001 A:
5.25% 8/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 310,000	$ 311,228
5.5% 8/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	220,000	220,895
		2,175,820,413
Virgin Islands - 0.4%
Virgin Islands Pub. Fin. Auth.:
Series 2009 A, 6.75% 10/1/37	4,000,000	4,671,640
Series 2009 A1, 5% 10/1/39	1,500,000	1,597,920
Series 2009 B, 5% 10/1/25	2,800,000	3,127,572
		9,397,132
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $2,008,735,248)	2,190,129,168
NET OTHER ASSETS (LIABILITIES) - 1.7%	37,035,025
NET ASSETS - 100%	$ 2,227,164,193
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,911,292 or 0.3% of net assets.

(b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,738,038 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	9/3/92	$ 7,222,061
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows (Unaudited):
Health Care	18.9%
Education	18.5%
Special Tax	17.6%
Water & Sewer	13.1%
General Obligations	12.4%
Transportation	11.2%
Others* (Individually Less Than 5%)	8.3%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,008,735,248)		$ 2,190,129,168
Cash		15,772,204
Receivable for fund shares sold		1,292,211
Interest receivable		24,505,811
Prepaid expenses		3,833
Other receivables		3,032
Total assets		2,231,706,259

Liabilities
Payable for fund shares redeemed	$ 1,277,822
Distributions payable	2,074,034
Accrued management fee	661,919
Transfer agent fee payable	380,079
Other affiliated payables	99,164
Other payables and accrued expenses	49,048
Total liabilities		4,542,066

Net Assets		$ 2,227,164,193
Net Assets consist of:
Paid in capital		$ 2,044,824,972
Undistributed net investment income		945,301
Net unrealized appreciation (depreciation) on investments		181,393,920
Net Assets, for 174,976,161 shares outstanding		$ 2,227,164,193
Net Asset Value, offering price and redemption price per share ($2,227,164,193 ÷ 174,976,161 shares)		$ 12.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2015

Investment Income
Interest		$ 78,664,050

Expenses
Management fee	$ 7,584,161
Transfer agent fees	1,485,208
Accounting fees and expenses	379,055
Custodian fees and expenses	27,760
Independent trustees' compensation	9,320
Registration fees	26,932
Audit	51,389
Legal	6,728
Miscellaneous	16,973
Total expenses before reductions	9,587,526
Expense reductions	(8,293)	9,579,233
Net investment income (loss)		69,084,817
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		361,311
Change in net unrealized appreciation (depreciation) on investment securities		129,200,718
Net gain (loss)		129,562,029
Net increase (decrease) in net assets resulting from operations		$ 198,646,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 69,084,817	$ 73,509,600
Net realized gain (loss)	361,311	8,020,428
Change in net unrealized appreciation (depreciation)	129,200,718	(134,999,431)
Net increase (decrease) in net assets resulting from operations	198,646,846	(53,469,403)
Distributions to shareholders from net investment income	(68,963,938)	(73,551,045)
Distributions to shareholders from net realized gain	(3,864,615)	(13,825,777)
Total distributions	(72,828,553)	(87,376,822)
Share transactions Proceeds from sales of shares	296,294,216	352,647,215
Reinvestment of distributions	46,977,243	57,376,054
Cost of shares redeemed	(242,321,871)	(827,933,972)
Net increase (decrease) in net assets resulting from share transactions	100,949,588	(417,910,703)
Redemption fees	8,585	14,726
Total increase (decrease) in net assets	226,776,466	(558,742,202)

Net Assets
Beginning of period	2,000,387,727	2,559,129,929
End of period (including undistributed net investment income of $945,301 and undistributed net investment income of $598,768, respectively)	$ 2,227,164,193	$ 2,000,387,727
Other Information Shares
Sold	24,042,294	29,256,902
Issued in reinvestment of distributions	3,808,113	4,719,025
Redeemed	(19,671,378)	(68,800,208)
Net increase (decrease)	8,179,029	(34,824,281)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.99	$ 12.69	$ 12.63	$ 11.53	$ 11.83
Income from Investment Operations
Net investment income (loss) B	.405	.399	.420	.448	.453
Net realized and unrealized gain (loss)	.763	(.630)	.141	1.142	(.300)
Total from investment operations	1.168	(.231)	.561	1.590	.153
Distributions from net investment income	(.405)	(.399)	(.418)	(.449)	(.453)
Distributions from net realized gain	(.023)	(.070)	(.083)	(.041)	-
Total distributions	(.428)	(.469)	(.501)	(.490)	(.453)
Redemption fees added to paid in capital B,D	-	-	-	-	-
Net asset value, end of period	$ 12.73	$ 11.99	$ 12.69	$ 12.63	$ 11.53
Total ReturnA	9.91%	(1.79)%	4.51%	14.09%	1.22%
Ratios to Average Net AssetsC
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.46%	.46%
Expenses net of all reductions	.46%	.46%	.46%	.46%	.46%
Net investment income (loss)	3.29%	3.28%	3.31%	3.74%	3.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,227,164	$ 2,000,388	$ 2,559,130	$ 2,369,960	$ 2,095,212
Portfolio turnover rate	8%	11%	19%	11%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund

Investment Changes/Performance (Unaudited)

Effective Maturity Diversification
Days	% of fund's investments 1/31/15	% of fund's investments 7/31/14	% of fund's investments 1/31/14
1 - 7	73.4	80.1	72.8
8 - 30	1.9	2.4	1.8
31 - 60	3.8	3.0	4.3
61 - 90	2.7	1.9	4.9
91 - 180	12.7	6.4	11.9
> 180	5.5	6.2	4.3
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Weighted Average Maturity
	1/31/15	7/31/14	1/31/14
Fidelity Massachusetts Municipal Money Market Fund	37 Days	35 Days	38 Days
Massachusetts Tax-Free Money Market Funds Average*	38 Days	36 Days	38 Days

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life
	1/31/15	7/31/14	1/31/14
Fidelity Massachusetts Municipal Money Market Fund	41 Days	36 Days	40 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

* Source: iMoneyNet, Inc.

Annual Report

Asset Allocation (% of fund's net assets)
As of January 31, 2015	As of July 31, 2014
Variable Rate Demand Notes (VRDNs) 57.2%	Variable Rate Demand Notes (VRDNs) 61.2%
Other Municipal Debt 28.3%	Other Municipal Debt 22.9%
Investment Companies 9.8%	Investment Companies 16.2%
Net Other Assets (Liabilities) 4.7%	Net Other Assets (Liabilities)† (0.3)%

† Net Other Assets (Liabilities) are not included in the pie chart.

Current and Historical Seven-Day Yields

	1/31/15	10/31/14	7/31/14	4/30/14	1/31/14
Fidelity Massachusetts Municipal Money Market Fund	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending January 31, 2015, the most recent period shown in the table, would have been -0.44%.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund

Investments January 31, 2015

Showing Percentage of Net Assets

Variable Rate Demand Note - 57.2%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.23% 2/6/15, VRDN (c)(e)	$ 3,500,000	$ 3,500,000
Arizona - 0.0%
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series 2009 A, 0.26% 2/6/15, VRDN (c)	1,800,000	1,800,000
Delaware - 0.2%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1987, 0.08% 2/2/15, VRDN (c)(e)	1,100,000	1,100,000
Series 1988, 0.08% 2/2/15, VRDN (c)(e)	5,000,000	5,000,000
Series 1994, 0.08% 2/2/15, VRDN (c)(e)	4,300,000	4,300,000
Series 1999 A, 0.15% 2/6/15, VRDN (c)	4,400,000	4,400,000
		14,800,000
Florida - 0.1%
Florida Gen. Oblig. Participating VRDN Series PZ 130, 0.04% 2/6/15 (Liquidity Facility Wells Fargo & Co.) (c)(f)	3,600,000	3,600,000
Indiana - 0.1%
Michigan City Ltd. Oblig. Rev. (Palatek Proj.) 0.12% 2/6/15, LOC Comerica Bank, VRDN (c)(e)	3,445,000	3,445,000
Kansas - 0.0%
Wichita Indl. Rev. Series VII, 0.15% 2/6/15, LOC Bank of America NA, VRDN (c)(e)	145,000	145,000
Louisiana - 0.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 0.2% 2/6/15, VRDN (c)	3,400,000	3,400,000
Massachusetts - 55.7%
Boston Indl. Dev. Rev. (New Boston Seafood Ctr., Inc. Proj.) Series 1997, 0.04% 2/6/15, LOC Bank of America NA, VRDN (c)(e)	1,925,000	1,925,000
Boston Wtr. & Swr. Commission Rev. Series 1994 A, 0.02% 2/6/15, LOC State Street Bank & Trust Co., Boston, VRDN (c)	19,455,000	19,455,000
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Participating VRDN:
Series Clipper 07 18, 0.05% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (c)(f)	101,175,000	101,175,000
Series PT 4368, 0.03% 2/6/15 (Liquidity Facility Wells Fargo & Co.) (c)(f)	18,810,000	18,810,000
Series 2008 A1, 0.02% 2/6/15 (Liquidity Facility JPMorgan Chase Bank), VRDN (c)	115,740,000	115,740,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Bay Trans. Auth. Sales Tax Rev.: - continued
Series 2008 A2, 0.02% 2/6/15 (Liquidity Facility JPMorgan Chase Bank), VRDN (c)	$ 90,425,000	$ 90,425,000
Massachusetts Clean Wtr. Trust Participating VRDN:
Series BBT 08 40, 0.02% 2/6/15 (Liquidity Facility Branch Banking & Trust Co.) (c)(f)	15,210,000	15,210,000
Series Clipper 05 36, 0.02% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (c)(f)	9,970,000	9,970,000
Series Clipper 06 11, 0.05% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (c)(f)	23,900,000	23,900,000
Series Putters 3159, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	15,490,000	15,490,000
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2010 A1, 0.03% 2/6/15, LOC Citibank NA, VRDN (c)	58,350,000	58,350,000
Series 2010 A3, 0.01% 2/6/15, LOC Landesbank Hessen-Thuringen, VRDN (c)	56,545,000	56,545,000
Massachusetts Dev. Fin. Agcy. Indl. Dev. Rev.:
(Charm Sciences, Inc. Proj.) Series 1999 A, 0.15% 2/6/15, LOC Bank of America NA, VRDN (c)(e)	1,200,000	1,200,000
(Monkiewicz Realty Trust Proj.) 0.14% 2/6/15, LOC Bank of America NA, VRDN (c)(e)	2,160,000	2,160,000
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev.:
(Archstone Reading Apts. Proj.) Series 2004 A, 0.04% 2/6/15, LOC Freddie Mac, VRDN (c)(e)	24,840,000	24,840,000
(Avalon Acton Apts. Proj.) Series 2006, 0.04% 2/6/15, LOC Fannie Mae, VRDN (c)(e)	38,500,000	38,500,000
(Casco Crossing Proj.) 0.04% 2/6/15, LOC Fannie Mae, VRDN (c)(e)	10,535,000	10,535,000
(Salem Heights Apts. Proj.) Series 2003 A, 0.02% 2/6/15, LOC Fed. Home Ln. Bank of Boston, VRDN (c)(e)	13,700,000	13,700,000
(Tammy Brook Apts. Proj.) Series 2009, 0.02% 2/6/15, LOC Freddie Mac, VRDN (c)	6,200,000	6,200,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College Proj.) Series 2008 A, 0.02% 2/6/15, LOC Fed. Home Ln. Bank of Boston, VRDN (c)	1,555,000	1,555,000
(Berkshire School Proj.) Series 2001, 0.03% 2/6/15, LOC JPMorgan Chase Bank, VRDN (c)	9,485,000	9,485,000
(Boston Univ. Proj.):
Series U-5A, 0.02% 2/6/15, LOC Fed. Home Ln. Bank of Boston, VRDN (c)	35,800,000	35,800,000
Series U-5B, 0.01% 2/6/15, LOC Fed. Home Ln. Bank of Boston, VRDN (c)	29,600,000	29,600,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
(Boston Univ. Proj.):
Series U-6C, 0.03% 2/2/15, LOC TD Banknorth, NA, VRDN (c)	$ 43,730,000	$ 43,730,000
Series U3, 0.01% 2/6/15, LOC Northern Trust Co., VRDN (c)	29,500,000	29,500,000
(Briarwood Retirement Cmnty. Proj.) Series 2004 A, 0.02% 2/6/15, LOC Manufacturers & Traders Trust Co., VRDN (c)	13,545,000	13,545,000
(Clark Univ. Proj.) 0.01% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	33,775,000	33,775,000
(College of the Holy Cross Proj.) Series 2008 A, 0.03% 2/2/15, LOC JPMorgan Chase Bank, VRDN (c)	31,045,000	31,045,000
(Fifteen-O-Five West Housatonic LLC Proj.) Series 2007, 0.06% 2/6/15, LOC HSBC Bank U.S.A., NA, VRDN (c)(e)	2,295,000	2,295,000
(Governor Dummer Academy Issues Proj.) Series 2006, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	4,255,000	4,255,000
(ISO New England, Inc. Proj.) Series 2005, 0.01% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	31,395,000	31,395,000
(Masonic Nursing Home Proj.) Series 2002 B, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	16,060,000	16,060,000
(New England Deaconess Assoc. Proj.) Series 2011 B, 0.04% 2/6/15, LOC Manufacturers & Traders Trust Co., VRDN (c)	12,625,000	12,625,000
(Olin College Proj.):
Series 2008 C2, 0.12% 2/2/15, LOC RBS Citizens NA, VRDN (c)	19,300,000	19,300,000
Series 2008 C3, 0.12% 2/2/15, LOC RBS Citizens NA, VRDN (c)	21,065,000	21,065,000
(Partners HealthCare Sys. Proj.):
Series 2011 K2, 0.02% 2/6/15 (Liquidity Facility Barclays Bank PLC), VRDN (c)	40,600,000	40,600,000
Series 2014 M1, 0.01% 2/2/15, LOC U.S. Bank NA, Cincinnati, VRDN (c)	26,100,000	26,100,000
(Seven Hills Foundation and Affiliates Proj.):
Series 2008 A, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	8,010,000	8,010,000
Series 2008 B, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	4,875,000	4,875,000
(Simmons College Proj.) Series G, 0.02% 2/6/15, LOC JPMorgan Chase Bank, VRDN (c)	44,560,000	44,560,000
(Smith College Proj.):
Series 2001, 0.01% 2/6/15, VRDN (c)	16,939,000	16,939,000
Series 2002, 0.01% 2/6/15, VRDN (c)	15,359,000	15,359,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
(Smith College Proj.):
Series 2007, 0.02% 2/6/15 (Liquidity Facility TD Banknorth, NA), VRDN (c)	$ 61,200,000	$ 61,200,000
(Wilber School Apts. Proj.) Series 2008 A, 0.02% 2/6/15, LOC Bank of America NA, VRDN (c)	6,600,000	6,600,000
(Williston Northampton School Proj.) Series 2010, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	6,925,000	6,925,000
(Worcester Polytechnic Institute Proj.) Series 2008 A, 0.01% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	23,375,000	23,375,000
(YMCA of Greater Worcester Proj.) Series 2006, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	8,990,000	8,990,000
Participating VRDN:
Series MS 3373, 0.03% 2/6/15 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (c)(f)	7,100,000	7,100,000
Series Putters 3840, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	5,000,000	5,000,000
Series ROC II R 11999X, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	6,785,000	6,785,000
Series 2006:
0.02% 2/6/15, LOC PNC Bank NA, VRDN (c)	14,910,000	14,910,000
0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	4,060,000	4,060,000
Series 2007 A, 0.05% 2/6/15, LOC JPMorgan Chase Bank, VRDN (c)	36,340,000	36,340,000
Series 2007 B, 0.03% 2/6/15, LOC JPMorgan Chase Bank, VRDN (c)	12,200,000	12,200,000
Series 2010, 0.03% 2/6/15, LOC Manufacturers & Traders Trust Co., VRDN (c)	6,810,000	6,810,000
Series 2014 M2, 0.02% 2/6/15, LOC Bank of New York, New York, VRDN (c)	39,200,000	39,200,000
Massachusetts Gen. Oblig.:
Participating VRDN:
Series Clipper 07 06, 0.05% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (c)(f)	53,850,000	53,850,000
Series Clipper 07 39, 0.02% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (c)(f)	30,500,000	30,500,000
Series EGL 07 0149, 0.03% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	45,000,000	45,000,000
Series EGL 14 0046, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	12,235,000	12,235,000
Series Putters 2022, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	35,995,000	35,995,000
Series Putters 2648, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	9,250,000	9,250,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Gen. Oblig.: - continued
Participating VRDN:
Series Putters 3699, 0.04% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	$ 10,800,000	$ 10,800,000
Series Putters 3896, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	7,500,000	7,500,000
Series Putters 3898, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	4,000,000	4,000,000
Series Putters 4320, 0.03% 2/2/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	99,095,000	99,095,000
Series 1997 B, 0.01% 2/6/15 (Liquidity Facility TD Banknorth, NA), VRDN (c)	32,490,000	32,490,000
Series 2001 C, 0.01% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (c)	225,100,000	225,100,000
Series 2006 A, 0.02% 2/2/15 (Liquidity Facility Wells Fargo Bank NA), VRDN (c)	93,340,000	93,340,000
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Amherst College Proj.):
Series 1996 F, 0.01% 2/6/15, VRDN (c)	5,300,000	5,300,000
Series 2005 I, 0.01% 2/6/15, VRDN (c)	7,915,000	7,915,000
Series 2005 J1, 0.01% 2/6/15, VRDN (c)	5,500,000	5,500,000
Series 2005 J2, 0.01% 2/2/15, VRDN (c)	5,000,000	5,000,000
(Baystate Health Sys. Proj.):
Series 2009 J1, 0.02% 2/6/15, LOC JPMorgan Chase Bank, VRDN (c)	39,000,000	39,000,000
Series 2009 J2, 0.03% 2/2/15, LOC JPMorgan Chase Bank, VRDN (c)	40,150,000	40,150,000
(Baystate Med. Ctr. Proj.) Series 2005 G, 0.01% 2/2/15, LOC Wells Fargo Bank NA, VRDN (c)	15,350,000	15,350,000
(Boston Univ. Proj.) Series H, 0.01% 2/6/15, LOC State Street Bank & Trust Co., Boston, VRDN (c)	20,020,000	20,020,000
(Children's Hosp. Proj.):
Series 2010 N3, 0.01% 2/6/15, LOC U.S. Bank NA, Cincinnati, VRDN (c)	58,500,000	58,500,000
Series 2010 N4, 0.01% 2/2/15, LOC Wells Fargo Bank NA, VRDN (c)	96,090,000	96,090,000
(CIL Realty of Massachusetts Proj.) Series 2007, 0.02% 2/6/15, LOC JPMorgan Chase Bank, VRDN (c)	10,975,000	10,975,000
(Dana-Farber Cancer Institute Proj.) Series 2008 L1, 0.01% 2/6/15, LOC JPMorgan Chase Bank, VRDN (c)	63,650,000	63,650,000
(Fairview Extended Care Proj.) Series B, 0.08% 2/6/15, LOC Bank of America NA, VRDN (c)	22,600,000	22,600,000
(Harvard Univ. Proj.):
Series R, 0.01% 2/2/15, VRDN (c)	13,190,000	13,190,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(Harvard Univ. Proj.):
Series Y, 0.01% 2/6/15, VRDN (c)	$ 75,580,000	$ 75,580,000
(Henry Heywood Memorial Hosp. Proj.):
Series 2008 C, 0.02% 2/2/15, LOC TD Banknorth, NA, VRDN (c)	4,680,000	4,680,000
Series 2009 C, 0.02% 2/2/15, LOC TD Banknorth, NA, VRDN (c)	10,880,000	10,880,000
(Massachusetts Institute of Technology Proj.):
Series 2001 J1, 0.01% 2/6/15, VRDN (c)	105,950,000	105,950,000
Series 2001 J2, 0.01% 2/6/15, VRDN (c)	48,750,000	48,750,000
(Northeast Hosp. Corp. Proj.) Series 2004 G, 0.07% 2/6/15, LOC JPMorgan Chase Bank, VRDN (c)	36,000,000	36,000,000
(Partners HealthCare Sys., Inc. Proj.):
Series 2005 F, 0.01% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	87,530,000	87,530,000
Series D6, 0.02% 2/2/15, VRDN (c)	5,745,000	5,745,000
(Southcoast Health Sys. Obligated Group Proj.) Series 2008 C, 0.01% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	45,660,000	45,660,000
(Stonehill College Proj.) Series 2008 K, 0.03% 2/2/15, LOC JPMorgan Chase Bank, VRDN (c)	33,570,000	33,570,000
(Wellesley College Proj.):
Series B, 0.03% 2/6/15, VRDN (c)	6,600,000	6,600,000
Series I, 0.03% 2/2/15, VRDN (c)	4,100,000	4,100,000
(Williams College Proj.):
Series I, 0.01% 2/6/15, VRDN (c)	22,800,000	22,800,000
Series J, 0.01% 2/6/15, VRDN (c)	30,894,000	30,894,000
Participating VRDN:
Series BA 08 3320, 0.04% 2/6/15 (Liquidity Facility Bank of America NA) (c)(f)	10,000,000	10,000,000
Series BBT 08 54, 0.02% 2/6/15 (Liquidity Facility Branch Banking & Trust Co.) (c)(f)	12,355,000	12,355,000
Series BBT 08 56, 0.02% 2/6/15 (Liquidity Facility Branch Banking & Trust Co.) (c)(f)	18,895,000	18,895,000
Series BC 10 15W, 0.04% 2/6/15 (Liquidity Facility Barclays Bank PLC) (c)(f)	7,185,000	7,185,000
Series BC 10 20W, 0.04% 2/6/15 (Liquidity Facility Barclays Bank PLC) (c)(f)	9,785,000	9,785,000
Series Clipper 07 08, 0.02% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (c)(f)	15,450,000	15,450,000
Series Putters 3104, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	3,620,000	3,620,000
Series Putters 3529, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	36,660,000	36,660,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
Participating VRDN:
Series Putters 3530, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	$ 8,000,000	$ 8,000,000
Series Putters 3531, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	12,495,000	12,495,000
Series Putters 3548, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	9,925,000	9,925,000
Series Putters 3650, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	11,800,000	11,800,000
Series ROC II R 11824, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	4,665,000	4,665,000
Series ROC II R 11913, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	5,180,000	5,180,000
Series 2009 O-1, 0.02% 2/6/15, LOC Fed. Home Ln. Bank of Boston, VRDN (c)	34,895,000	34,895,000
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev.:
(Princeton Crossing LP Proj.) Series 1996 A, 0.03% 2/6/15, LOC Fannie Mae, VRDN (c)(e)	20,300,000	20,300,000
Series 2009 A, 0.01% 2/6/15, LOC Bank of New York, New York, VRDN (c)	12,430,000	12,430,000
Series 2013 F, 0.03% 2/6/15, LOC TD Banknorth, NA, VRDN (c)(e)	13,460,000	13,460,000
Massachusetts Indl. Fin. Agcy. Indl. Dev. Rev.:
(346 Univ. LLC Proj.) Series 1996, 0.2% 2/6/15, LOC Bank of America NA, VRDN (c)(e)(g)	400,000	400,000
(Boutwell Owens & Co., Inc. Proj.) Series 1998, 0.23% 2/6/15, LOC Wells Fargo Bank NA, VRDN (c)(e)	320,000	320,000
Massachusetts Indl. Fin. Agcy. Rev. (Governor Dummer Academy Proj.) Series 1996, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (c)	4,400,000	4,400,000
Massachusetts Port Auth. Rev.:
Series 2008 A, 0.02% 2/6/15, LOC State Street Bank & Trust Co., Boston, VRDN (c)	17,425,000	17,425,000
Series 2010 D, 0.03% 2/6/15, LOC State Street Bank & Trust Co., Boston, VRDN (c)(e)	89,345,000	89,345,000
Massachusetts Port Auth. Spl. Proj. Rev. (Harborside Hyatt Proj.) Series 2001 A, 0.03% 2/6/15, LOC U.S. Bank NA, Cincinnati, VRDN (c)(e)	24,600,000	24,600,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN:
Series EGL 07 0031, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	69,100,000	69,100,000
Series EGL 07 0032, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	69,300,000	69,300,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN: - continued
Series EGL 14 0011, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	$ 46,660,000	$ 46,660,000
Series EGL 14 0012, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	53,095,000	53,095,000
Series EGL 14 C031A, 0.03% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	4,125,000	4,125,000
Series MS 30911, 0.03% 2/6/15 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (c)(f)	2,700,000	2,700,000
Series MS 3228X, 0.03% 2/6/15 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (c)(f)	2,500,000	2,500,000
Series Putters 3691, 0.04% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	2,885,000	2,885,000
Series Putters 3990, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	3,000,000	3,000,000
Series Putters 4357, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	3,335,000	3,335,000
Series Putters 4366, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	3,750,000	3,750,000
Series Putters 4420, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	4,400,000	4,400,000
Series RBC O 72, 0.02% 2/6/15 (Liquidity Facility Royal Bank of Canada) (c)(f)	10,000,000	10,000,000
Series ROC II R 14021, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	6,000,000	6,000,000
Massachusetts St. Wtr. Resources Auth. Participating VRDN Series Putters 3690, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	1,300,000	1,300,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Participating VRDN:
Series EGL 06 0054, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	11,100,000	11,100,000
Series Putters 2848, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	17,545,000	17,545,000
Series ROC II R 11914, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	10,245,000	10,245,000
Series ROC II R 11968, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (c)(f)	5,185,000	5,185,000
Series Solar 06 86, 0.02% 2/6/15 (Liquidity Facility U.S. Bank NA, Cincinnati) (c)(f)	21,710,000	21,710,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.: - continued
Series 1999 B, 0.02% 2/6/15, LOC Landesbank Hessen-Thuringen, VRDN (c)	$ 46,100,000	$ 46,100,000
Series 2002 C, 0.02% 2/2/15, LOC Landesbank Hessen-Thuringen, VRDN (c)	20,895,000	20,895,000
		3,734,752,000
Nebraska - 0.0%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.23% 2/6/15, VRDN (c)(e)	3,400,000	3,400,000
Nevada - 0.1%
Clark County Arpt. Rev. Series 2008 C3, 0.03% 2/6/15, LOC Landesbank Baden-Wurttemberg, VRDN (c)(e)	4,560,000	4,560,000
New Jersey - 0.5%
JPMorgan Chase NA Letter of Credit Participating VRDN:
Series Putters 4459, 0.04% 2/2/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	13,800,000	13,800,000
Series Putters 4462, 0.04% 2/2/15 (Liquidity Facility JPMorgan Chase Bank) (c)(f)	10,200,000	10,200,000
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. and Gas Co. Proj.):
Series 2003 B1, 0.16% 2/6/15, VRDN (c)	5,800,000	5,800,000
Series 2012 A, 0.16% 2/6/15, VRDN (c)(e)	3,400,000	3,400,000
		33,200,000
New York - 0.0%
Dutchess County Indl. Dev. Agcy. Civic Facility Rev. (Lutheran Ctr. at Poughkeepsie, Inc. Proj.) 0.09% 2/6/15, LOC KeyBank NA, VRDN (c)	500,000	500,000
Pennsylvania - 0.0%
Schuylkill County Indl. Dev. Auth. Rev. (KP Tamaqua LP Proj.) Series 2007, 0.14% 2/6/15, LOC Citizens Bank of Pennsylvania, VRDN (c)(e)	700,000	700,000
Tennessee - 0.1%
Clarksville Pub. Bldg. Auth. Rev. (Tennessee Muni. Bond Fund Proj.) Series 2003, 0.03% 2/2/15, LOC Bank of America NA, VRDN (c)	4,800,000	4,800,000
Texas - 0.3%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 0.12% 2/2/15, VRDN (c)	5,250,000	5,250,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Texas - continued
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.): - continued
Series 2004, 0.13% 2/6/15, VRDN (c)(e)	$ 5,400,000	$ 5,400,000
Series 2009 A, 0.12% 2/2/15, VRDN (c)	1,200,000	1,200,000
Series 2010 B, 0.12% 2/2/15, VRDN (c)	2,900,000	2,900,000
Series 2010 D, 0.11% 2/2/15, VRDN (c)	2,300,000	2,300,000
		17,050,000
Wyoming - 0.0%
Converse County Envir. Impt. Rev. Series 1995, 0.28% 2/6/15, VRDN (c)(e)	200,000	200,000
TOTAL VARIABLE RATE DEMAND NOTE (Cost $3,829,852,000)		3,829,852,000
Other Municipal Debt - 28.3%

Massachusetts - 28.2%
Amesbury Gen. Oblig. BAN 1% 9/11/15	7,735,000	7,773,935
Attleboro Gen. Oblig. BAN 1% 3/20/15	1,371,760	1,373,117
Auburn Gen. Oblig. BAN 1.25% 9/15/15	10,015,922	10,085,256
Belmont Gen. Oblig. Bonds Series 2014, 4% 4/15/15	1,262,000	1,271,676
Beverly Gen. Oblig. BAN 1% 4/23/15	14,411,000	14,439,079
Boston Gen. Oblig. Bonds:
Series 2011 A, 5% 4/1/15	3,390,000	3,416,935
Series 2011 D, 4% 4/1/15	1,170,000	1,177,353
Series 2012 B, 4% 2/1/15	6,580,000	6,580,000
5% 3/1/15	8,355,000	8,386,217
Bourne Gen. Oblig. BAN 2% 12/2/15	14,848,798	15,074,623
Burlington Gen. Oblig. BAN 1% 7/24/15	9,330,000	9,369,288
Cambridge Gen. Oblig. Bonds Series 2014, 5% 2/15/15	2,565,000	2,569,785
Canton Gen. Oblig.:
BAN 1.5% 3/27/15	2,915,950	2,921,808
Bonds Series 2014, 5% 3/15/15	1,495,000	1,503,350
Chicopee Gen. Oblig. BAN 1.25% 11/20/15	4,727,632	4,766,846
Concord & Carlisle Reg'l. School District:
BAN 0.75% 4/15/15	26,600,000	26,634,548
Bonds 3% 6/15/15	1,350,000	1,364,141
Danvers Gen. Oblig. BAN 1% 6/26/15	3,400,000	3,411,594
East Bridgewater Massachusetts BAN 0.5% 3/13/15	2,385,100	2,386,095
Easton Gen. Oblig. BAN 1% 8/21/15	6,633,495	6,664,850
Falmouth Gen. Oblig. BAN 1% 12/18/15	8,125,000	8,183,286
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Framingham Gen. Oblig. BAN 1% 12/11/15	$ 10,483,559	$ 10,558,021
Gloucester Gen. Oblig. BAN:
1% 2/6/15	5,572,145	5,572,785
1% 8/14/15	15,000,000	15,070,831
1.25% 2/5/16 (b)	2,000,000	2,020,880
Hamilton Gen. Oblig. BAN Series 2014, 1% 5/22/15	5,331,000	5,344,951
Hingham Gen. Oblig. BAN Series 2014, 0.75% 5/22/15	40,330,618	40,407,677
Holden Massachusetts Gen. Oblig.:
BAN 0.75% 6/19/15	10,500,000	10,524,959
Bonds Series 2014, 5% 10/15/15	2,670,000	2,759,970
Lexington Gen. Oblig.:
BAN 0.75% 2/27/15	5,982,487	5,985,274
Bonds Series 2014, 4% 2/15/15	2,836,000	2,840,182
Littleton Gen. Oblig. BAN 1% 4/10/15	485,000	485,584
Marblehead Gen. Oblig. BAN 1% 8/7/15	14,066,205	14,130,230
Marlborough Gen. Oblig. BAN 0.75% 6/19/15	16,420,000	16,459,654
Marshfield Gen. Oblig. BAN 1% 7/29/15	7,629,000	7,662,128
Massachusetts Bay Trans. Auth. Sales Tax Rev. Bonds:
Series 2004 C, 5.5% 7/1/15	13,965,000	14,275,010
Series 2006 B, 5% 7/1/15	2,620,000	2,673,359
Massachusetts Clean Wtr. Trust Bonds:
Series 2004 A, 5.25% 8/1/15	4,465,000	4,578,974
Series 2012 B, 4% 8/1/15	10,195,000	10,391,327
Series 2014, 5% 8/1/15	31,835,000	32,605,084
Massachusetts Commonwealth Trans. Fund Rev. Bonds (Accelerated Bridge Prog.) Series 2012 A, 5% 6/1/15	1,250,000	1,269,838
Massachusetts Dev. Fin. Agcy. Series 5, 0.1% 2/3/15, LOC TD Banknorth, NA, CP	8,800,000	8,800,000
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds (Nantucket Elec. Co. Proj.) Series 2005, 0.32% tender 3/12/15, CP mode (e)	7,400,000	7,400,000
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds:
(Partners HealthCare Sys. Proj.) Series K4, 5%, tender 1/14/16 (c)	800,000	834,333
Series R1, 5% 7/1/15	300,000	305,959
Series WF 10 56C, 0.15%, tender 7/9/15 (Liquidity Facility Wells Fargo Bank NA) (c)(f)(g)	19,855,000	19,855,000
Series 1, 0.08% 4/6/15, LOC JPMorgan Chase Bank, CP	12,200,000	12,200,000
Massachusetts Gen. Oblig.:
Bonds:
Series 2003 D, 5.5% 10/1/15	3,000,000	3,105,825
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Gen. Oblig.: - continued
Bonds:
Series 2004 A, 5.25% 8/1/15	$ 1,000,000	$ 1,025,386
Series 2004 B, 5.25% 8/1/15	2,500,000	2,563,728
Series 2005 A:
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	9,120,000	9,154,863
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	2,235,000	2,243,238
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	3,870,000	3,884,497
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	7,730,000	7,759,096
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	5,300,000	5,319,943
Series 2005 C:
5% 9/1/15 (Pre-Refunded to 9/1/15 @ 100)	5,000,000	5,141,230
5% 9/1/15 (Pre-Refunded to 9/1/15 @ 100)	1,390,000	1,429,444
5% 9/1/15 (Pre-Refunded to 9/1/15 @ 100)	390,000	400,935
5.25% 9/1/15 (Pre-Refunded to 9/1/15 @ 100)	4,200,000	4,324,998
Series 2007 B, 5% 11/1/15	1,000,000	1,036,059
Series 2008 A:
4% 8/1/15	1,135,000	1,156,620
5% 9/1/15	1,500,000	1,542,348
Series 2009 B, 5% 7/1/15	1,100,000	1,121,959
Series 2010 C, 4% 12/1/15	3,115,000	3,213,023
Series 2012 A, 0.47% 9/1/15 (c)	5,000,000	5,001,718
Series 2014 A, 0% 2/1/15 (c)	1,590,000	1,590,000
Series 2014 C, 1.25% 8/1/15	47,330,000	47,594,990
Series 2014 D, 0.02% 2/1/16 (c)	56,435,000	56,437,398
RAN:
Series 2014 A, 1.5% 4/23/15	75,200,000	75,436,617
Series 2014 B, 1.5% 5/28/15	141,670,000	142,295,166
Series 2014 C, 1.5% 6/25/15	277,100,000	278,613,487
Massachusetts Health & Edl. Facilities Auth. Rev.:
Bonds:
(Partners HealthCare Sys., Inc. Proj.):
Series 2008 H1:
0.05% tender 5/7/15, CP mode	18,100,000	18,100,000
0.08% tender 2/9/15, CP mode	11,200,000	11,200,000
0.08% tender 3/2/15, CP mode	17,900,000	17,900,000
0.08% tender 3/5/15, CP mode	13,960,000	13,960,000
0.08% tender 3/6/15, CP mode	15,700,000	15,700,000
Series 2008 H2:
0.05% tender 5/6/15, CP mode	14,040,000	14,040,000
0.06% tender 6/16/15, CP mode	16,300,000	16,300,000
0.08% tender 2/5/15, CP mode	12,540,000	12,540,000
0.08% tender 3/4/15, CP mode	17,690,000	17,690,000
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
Bonds:
(Partners HealthCare Sys., Inc. Proj.):
Series 2008 H2:
0.08% tender 4/2/15, CP mode	$ 17,700,000	$ 17,700,000
Series 2008 R, 4.5% 10/1/15	1,000,000	1,028,264
Series 2010 J2, 4% 7/1/15	1,625,000	1,650,756
Series EE:
0.03% 3/5/15, CP	30,200,000	30,200,000
0.04% 4/2/15, CP	8,000,000	8,000,000
0.06% 2/2/15, CP	20,081,000	20,081,000
0.06% 2/5/15, CP	7,400,000	7,400,000
0.06% 2/6/15, CP	20,800,000	20,800,000
0.06% 2/9/15, CP	15,304,000	15,304,000
0.06% 3/9/15, CP	41,200,000	41,200,000
0.07% 2/5/15, CP	18,400,000	18,400,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992:
0.25% tender 2/5/15, CP mode	700,000	700,000
0.25% tender 2/19/15, CP mode	700,000	700,000
Series 1993 B:
0.3% tender 3/9/15, CP mode	22,350,000	22,350,000
0.35% tender 2/26/15, CP mode	2,000,000	2,000,000
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Bonds (Nuclear #6 Proj.) Series 2012 A, 5% 7/1/15	1,000,000	1,019,839
Massachusetts Port Auth. Rev.:
Bonds:
Series 2007 C, 5% 7/1/15 (e)	1,000,000	1,019,927
Series 2012 A, 5% 7/1/15 (e)	3,020,000	3,079,892
Series 2014 C, 2% 7/1/15	5,140,000	5,179,213
Series 2012 A:
0.07% 5/7/15, LOC TD Banknorth, NA, CP	18,100,000	18,100,000
0.12% 3/4/15, LOC TD Banknorth, NA, CP	8,900,000	8,900,000
0.12% 3/4/15, LOC TD Banknorth, NA, CP	6,700,000	6,700,000
Series 2012 B, 0.1% 3/4/15, LOC TD Banknorth, NA, CP (e)	40,000,000	40,000,000
0.08% 5/7/15, LOC TD Banknorth, NA, CP (e)	40,000,000	40,000,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Bonds:
Series 2009 A, 5% 5/15/15	5,155,000	5,226,023
Series 2011 B, 5% 10/15/15	9,455,000	9,776,526
Series 2015 A, 5% 1/15/16	36,315,000	38,003,025
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts State Dev. Fin. Agcy. Elec. Util. Rev. Bonds (Nantucket Elec. Co. Proj.) Series 2007, 0.27% tender 3/3/15, CP mode (e)	$ 700,000	$ 700,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Bonds Series 2005 A, 5.25% 8/1/15	1,210,000	1,240,796
Series 1999:
0.1% 5/5/15, LOC State Street Bank & Trust Co., Boston, CP	12,500,000	12,500,000
0.11% 2/11/15, LOC State Street Bank & Trust Co., Boston, CP	20,600,000	20,600,000
Melrose Gen. Oblig. BAN 1.25% 11/13/15	4,585,000	4,624,309
Milford Gen. Oblig. BAN 0.75% 5/15/15	10,800,000	10,819,205
Monomoy Reg'l. School District Bonds 2% 9/15/15	1,200,000	1,213,501
Nantucket Gen. Oblig. BAN Series 2014, 1% 6/5/15	4,401,000	4,413,983
Oak Bluffs BAN 1% 9/10/15	6,510,000	6,542,999
Peabody Gen. Oblig. BAN 1% 3/27/15	14,300,000	14,318,372
Pittsfield Gen. Oblig. BAN:
Series 2014 A, 0.75% 2/6/15	4,993,032	4,993,424
Series A, 1% 2/6/15	5,407,500	5,408,076
Plymouth Gen. Oblig. BAN 1% 5/7/15	16,100,000	16,136,792
Quincy Gen. Oblig. BAN:
1% 6/19/15	3,000,000	3,009,850
1% 7/24/15	4,820,000	4,840,297
1.25% 1/22/16	27,100,000	27,389,408
Revere Gen. Oblig. BAN 1% 4/17/15	13,150,000	13,173,184
Salem Gen. Oblig. BAN 1.25% 12/3/15	10,690,153	10,785,556
Scituate Gen. Oblig. BAN 0.75% 3/27/15	8,354,000	8,362,080
Somerville Gen. Oblig. BAN 0.75% 6/12/15	22,700,000	22,751,223
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Bonds Series 2008 2, 5% 5/1/15	240,000	242,801
Univ. of Massachusetts Bldg. Auth. Rev. Series A1, 0.07% 5/7/15, LOC State Street Bank & Trust Co., Boston, CP	18,300,000	18,300,000
Westborough Gen. Oblig. BAN 1% 8/14/15	13,186,000	13,248,268
Westfield Gen. Oblig. BAN 1% 4/2/15	3,250,000	3,254,534
Weston Gen. Oblig.:
BAN:
1% 2/3/15	14,500,000	14,500,690
1.25% 2/3/16 (b)	9,148,298	9,248,746
2% 2/3/15	9,697,200	9,698,203
Bonds:
Series 2015, 5% 2/1/16 (b)	1,257,000	1,317,462
Series A, 2% 2/1/15	1,990,000	1,990,000
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Winchester Gen. Oblig. BAN 0.5% 7/2/15	$ 37,580,715	$ 37,642,751
Worcester Gen. Oblig.:
BAN Series 2014 A, 1.5% 12/17/15	4,425,000	4,473,999
Bonds Series 2014 A, 2% 11/1/15	4,344,080	4,403,006
		1,889,850,340
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1992, 0.45% tender 2/17/15, CP mode (e)	4,300,000	4,300,000
Prince William County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1986, 0.4% tender 2/17/15, CP mode	1,200,000	1,200,000
		5,500,000
West Virginia - 0.0%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1996, 0.32% tender 3/3/15, CP mode (e)	2,400,000	2,400,000
TOTAL OTHER MUNICIPAL DEBT (Cost $1,897,750,340)		1,897,750,340
Investment Company - 9.8%
	Shares
Fidelity Municipal Cash Central Fund, 0.02% (a)(d) (Cost $658,885,000)	658,885,000	658,885,000
TOTAL INVESTMENT PORTFOLIO - 95.3% (Cost $6,386,487,340)		6,386,487,340
NET OTHER ASSETS (LIABILITIES) - 4.7%		315,160,886
NET ASSETS - 100%		$ 6,701,648,226
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
CP	-	COMMERCIAL PAPER
RAN	-	REVENUE ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,255,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Cost
Massachusetts Dev. Fin. Agcy. Rev. Bonds Series WF 10 56C, 0.15%, tender 7/9/15 (Liquidity Facility Wells Fargo Bank NA)	12/23/10 - 8/4/11	$ 19,855,000
Massachusetts Indl. Fin. Agcy. Indl. Dev. Rev. (346 Univ. LLC Proj.) Series 1996, 0.2% 2/6/15, LOC Bank of America NA, VRDN	12/17/03	$ 400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 380,563
Other Information

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,727,602,340)	$ 5,727,602,340
Fidelity Central Funds (cost $658,885,000)	658,885,000
Total Investments (cost $6,386,487,340)		$ 6,386,487,340
Cash		326,674,269
Receivable for investments sold		3,000,001
Receivable for fund shares sold		42,273,727
Interest receivable		8,577,269
Distributions receivable from Fidelity Central Funds		13,343
Prepaid expenses		12,630
Other receivables		30,043
Total assets		6,767,068,622

Liabilities
Payable for investments purchased Regular delivery	$ 3,300,000
Delayed delivery	12,587,088
Payable for fund shares redeemed	47,931,355
Distributions payable	2,770
Accrued management fee	158,922
Other affiliated payables	1,394,516
Other payables and accrued expenses	45,745
Total liabilities		65,420,396

Net Assets		$ 6,701,648,226
Net Assets consist of:
Paid in capital		$ 6,701,474,496
Accumulated undistributed net realized gain (loss) on investments		173,730
Net Assets, for 6,695,856,182 shares outstanding		$ 6,701,648,226
Net Asset Value, offering price and redemption price per share ($6,701,648,226 ÷ 6,695,856,182 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2015

Investment Income
Interest		$ 4,326,188
Income from Fidelity Central Funds		380,563
Total income		4,706,751

Expenses
Management fee	$ 23,228,705
Transfer agent fees	7,458,510
Accounting fees and expenses	540,606
Custodian fees and expenses	71,581
Independent trustees' compensation	27,930
Registration fees	46,951
Audit	42,702
Legal	22,733
Miscellaneous	36,749
Total expenses before reductions	31,476,467
Expense reductions	(27,414,769)	4,061,698
Net investment income (loss)		645,053
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		912,119
Net increase in net assets resulting from operations		$ 1,557,172

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 645,053	$ 603,455
Net realized gain (loss)	912,119	345,046
Net increase in net assets resulting from operations	1,557,172	948,501
Distributions to shareholders from net investment income	(642,678)	(603,858)
Distributions to shareholders from net realized gain	(377,279)	-
Total distributions	(1,019,957)	(603,858)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	13,937,649,945	13,961,180,754
Reinvestment of distributions	976,686	581,587
Cost of shares redeemed	(13,690,765,862)	(13,511,674,377)
Net increase (decrease) in net assets and shares resulting from share transactions	247,860,769	450,087,964
Total increase (decrease) in net assets	248,397,984	450,432,607

Net Assets
Beginning of period	6,453,250,242	6,002,817,635
End of period	$ 6,701,648,226	$ 6,453,250,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss) D	-	-	-	-	-
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations D	-	-	-	-	-
Distributions from net investment income D	-	-	-	-	-
Distributions from net realized gain	- D	-	-	-	- D
Total distributions D	-	-	-	-	-
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA	.02%	.01%	.01%	.01%	.02%
Ratios to Average Net AssetsB,C
Expenses before reductions	.49%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.06%	.10%	.17%	.17%	.29%
Expenses net of all reductions	.06%	.10%	.17%	.17%	.29%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,701,648	$ 6,453,250	$ 6,002,818	$ 5,353,515	$ 5,223,001

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Massachusetts Municipal Income Fund (the Income Fund) and Fidelity Massachusetts Municipal Money Market Fund (the Money Market Fund) are funds of Fidelity Massachusetts Municipal Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. Each Fund may be affected by economic and political developments in the state of Massachusetts.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and Net Asset Value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Money Market Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Massachusetts Municipal Income Fund	$ 2,008,226,301	$ 183,253,127	$ (1,350,260)	$ 181,902,867

Fidelity Massachusetts Municipal Money Market Fund	$ 6,386,487,340	$ -	$ -	$ -

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Massachusetts Municipal Income Fund	$ 438,073	$ -	$ 181,902,867
Fidelity Massachusetts Municipal Money Market Fund	3,467	170,958	-

The tax character of distributions paid was as follows:

January 31, 2015
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Massachusetts Municipal Income Fund	$ 68,963,938	$ 3,864,615	$ 72,828,553
Fidelity Massachusetts Municipal Money Market Fund	642,678	377,279	1,019,957
January 31, 2014
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Massachusetts Municipal Income Fund	$ 73,551,045	$ 13,825,777	$ 87,376,822
Fidelity Massachusetts Municipal Money Market Fund	603,858	-	603,858

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to

Annual Report

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

New Rule Issuance. In July 2014, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-9616, Money Market Fund Reform; Amendments to Form PF, which amends the rules governing money market funds. The final amendments impose different implementation dates for the changes that certain money market funds will need to make. Management is currently evaluating the implication of these amendments and their impact of the Final Rule to the Money Market Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $270,356,998 and $167,287,501, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

Fund Name	Individual Rate	Group Rate	Total
Fidelity Massachusetts Municipal Income Fund	.25%	.11%	.36%
Fidelity Massachusetts Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, under which FIIOC performs the activities associated with the Funds' transfer agency, dividend disbursing and shareholder servicing functions. The Funds pay Citibank account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Massachusetts Municipal Income Fund	.07%
Fidelity Massachusetts Municipal Money Market Fund	.12%

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, under which FSC maintains each Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Massachusetts Municipal Income Fund	$ 4,052

During the period, the Income Fund did not borrow on this line of credit.

Annual Report

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $27,372,775.

Through arrangements with the Income Fund's and Money Market Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction

Fidelity Massachusetts Municipal Income Fund	$ 8,293	$ -
Fidelity Massachusetts Municipal Money Market Fund	24,896	17,098

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Massachusetts Municipal Trust and Shareholders of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund (the Funds), funds of Fidelity Massachusetts Municipal Trust, including the schedules of investments, as of January 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund as of January 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Elizabeth S. Acton and John Engler, each of the Trustees oversees 235 funds. Ms. Acton and Mr. Engler each oversees 217 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Annual Report

Trustees and Officers - continued

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, her affiliation with the trust or various entities under common control with FMR.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Geoffrey A. von Kuhn may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Geoffrey A. von Kuhn (1951)
Year of Election or Appointment: 2015 Member of the Advisory Board

Mr. von Kuhn also serves as a Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Massachusetts Municipal Income Fund	$110,579
Fidelity Massachusetts Municipal Money Market Fund	$899,030

During fiscal year ended 2015, 100% of each fund's income dividends were free from federal income tax, and 4.06% and 13.44% of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Massachusetts Municipal Income Fund / Fidelity Massachusetts Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the funds' sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the funds at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance (for Fidelity Massachusetts Municipal Income Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Massachusetts Municipal Money Market Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Fidelity Massachusetts Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Fidelity Massachusetts Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2013. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Massachusetts Municipal Money Market Fund, and also noted that Fidelity retains the ability to be repaid in certain circumstances.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MAS-UANN-0315
1.789255.113

Fidelity®

Massachusetts AMT
Tax-Free Money Market Fund -

Fidelity Massachusetts AMT Tax-Free
Money Market Fund

Institutional Class

Service Class

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes/Performance	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Massachusetts AMT Tax-Free Money Market Fund or 1-877-208-0098 for Institutional Class or Service Class to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Massachusetts AMT Tax-Free Money Market	.06%
Actual		$ 1,000.00	$ 1,000.30	$ .30
HypotheticalA		$ 1,000.00	$ 1,024.90	$ .31
Institutional Class	.06%
Actual		$ 1,000.00	$ 1,000.30	$ .30
HypotheticalA		$ 1,000.00	$ 1,024.90	$ .31
Service Class	.05%
Actual		$ 1,000.00	$ 1,000.30	$ .25
HypotheticalA		$ 1,000.00	$ 1,024.95	$ .26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes/Performance (Unaudited)

Effective Maturity Diversification
Days	% of fund's investments 1/31/15	% of fund's investments 7/31/14	% of fund's investments 1/31/14
1 - 7	75.6	81.6	76.5
8 - 30	1.7	5.0	1.4
31 - 60	2.1	2.1	0.8
61 - 90	3.1	0.4	7.2
91 - 180	13.1	4.1	9.5
> 180	4.4	6.8	4.6
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Weighted Average Maturity
	1/31/15	7/31/14	1/31/14
Fidelity Massachusetts AMT Tax-Free Money Market Fund	35 Days	33 Days	36 Days
Massachusetts Tax-Free Money Market Funds Average*	38 Days	36 Days	38 Days

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life
	1/31/15	7/31/14	1/31/14
Fidelity Massachusetts AMT Tax-Free Money Market Fund	36 Days	33 Days	36 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

Asset Allocation (% of fund's net assets)
As of January 31, 2015	As of July 31, 2014
Variable Rate Demand Notes (VRDNs) 63.2%	Variable Rate Demand Notes (VRDNs) 64.3%
Other Municipal Debt 25.5%	Other Municipal Debt 22.3%
Investment Companies 9.3%	Investment Companies 13.8%
Net Other Assets (Liabilities) 2.0%	Net Other Assets (Liabilities)** (0.4)%

Current and Historical Seven-Day Yields

	1/31/15	10/31/14	7/31/14	4/30/14	1/31/14
Massachusetts AMT Tax-Free Money Market	0.01%	0.01%	0.01%	0.01%	0.01%
Institutional Class	0.01%	0.01%	0.01%	0.01%	0.01%
Service Class	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending January 31, 2015, the most recent period shown in the table, would have been -0.24% for Massachusetts AMT Tax-Free Money Market, -0.19% for Institutional Class and -0.44% for Service Class.

* Source: iMoneyNet, Inc.

** Net other assets (liabilities) are not included in the pie chart.

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Variable Rate Demand Note - 63.2%
	Principal Amount	Value
Delaware - 0.3%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1999 A, 0.15% 2/6/15, VRDN (a)	$ 2,300,000	$ 2,300,000
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.21% 2/6/15, VRDN (a)	1,100,000	1,100,000
Massachusetts - 61.7%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Participating VRDN Series Clipper 07 18, 0.05% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(d)	52,100,000	52,100,000
Massachusetts Clean Wtr. Trust Participating VRDN Series BBT 08 58, 0.02% 2/6/15 (Liquidity Facility Branch Banking & Trust Co.) (a)(d)	12,430,000	12,430,000
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2010 A1, 0.03% 2/6/15, LOC Citibank NA, VRDN (a)	17,150,000	17,150,000
Series 2010 A3, 0.01% 2/6/15, LOC Landesbank Hessen-Thuringen, VRDN (a)	6,300,000	6,300,000
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Tammy Brook Apts. Proj.) Series 2009, 0.02% 2/6/15, LOC Freddie Mac, VRDN (a)	3,555,000	3,555,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College Proj.) Series 2008 A, 0.02% 2/6/15, LOC Fed. Home Ln. Bank of Boston, VRDN (a)	27,665,000	27,665,000
(Boston Univ. Proj.):
Series U-5B, 0.01% 2/6/15, LOC Fed. Home Ln. Bank of Boston, VRDN (a)	2,800,000	2,800,000
Series U3, 0.01% 2/6/15, LOC Northern Trust Co., VRDN (a)	5,400,000	5,400,000
(Briarwood Retirement Cmnty. Proj.) Series 2004 A, 0.02% 2/6/15, LOC Manufacturers & Traders Trust Co., VRDN (a)	3,600,000	3,600,000
(College of the Holy Cross Proj.) Series 2008 A, 0.03% 2/2/15, LOC JPMorgan Chase Bank, VRDN (a)	2,450,000	2,450,000
(Governor Dummer Academy Issues Proj.) Series 2006, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (a)	4,700,000	4,700,000
(New England Deaconess Assoc. Proj.) Series 2011 B, 0.04% 2/6/15, LOC Manufacturers & Traders Trust Co., VRDN (a)	5,430,000	5,430,000
(Olin College Proj.):
Series 2008 C2, 0.12% 2/2/15, LOC RBS Citizens NA, VRDN (a)	3,700,000	3,700,000
Series 2008 C3, 0.12% 2/2/15, LOC RBS Citizens NA, VRDN (a)	1,935,000	1,935,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
(Partners HealthCare Sys. Proj.):
Series 2011 K2, 0.02% 2/6/15 (Liquidity Facility Barclays Bank PLC), VRDN (a)	$ 4,000,000	$ 4,000,000
Series 2014 M1, 0.01% 2/2/15, LOC U.S. Bank NA, Cincinnati, VRDN (a)	4,400,000	4,400,000
(Simmons College Proj.) Series G, 0.02% 2/6/15, LOC JPMorgan Chase Bank, VRDN (a)	4,800,000	4,800,000
(Smith College Proj.):
Series 2001, 0.01% 2/6/15, VRDN (a)	1,600,000	1,600,000
Series 2007, 0.02% 2/6/15 (Liquidity Facility TD Banknorth, NA), VRDN (a)	11,760,000	11,760,000
(Williston Northampton School Proj.) Series 2010, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (a)	1,500,000	1,500,000
(Worcester Polytechnic Institute Proj.) Series 2008 A, 0.01% 2/6/15, LOC TD Banknorth, NA, VRDN (a)	23,100,000	23,100,000
(YMCA of Greater Worcester Proj.) Series 2006, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (a)	1,900,000	1,900,000
Participating VRDN Series MS 3373, 0.03% 2/6/15 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(d)	900,000	900,000
Series 2007 A, 0.05% 2/6/15, LOC JPMorgan Chase Bank, VRDN (a)	3,900,000	3,900,000
Series 2010, 0.03% 2/6/15, LOC Manufacturers & Traders Trust Co., VRDN (a)	1,000,000	1,000,000
Series 2014 M2, 0.02% 2/6/15, LOC Bank of New York, New York, VRDN (a)	3,300,000	3,300,000
Massachusetts Gen. Oblig.:
Participating VRDN:
Series Clipper 07 06, 0.05% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(d)	17,900,000	17,900,000
Series Clipper 07 39, 0.02% 2/6/15 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(d)	15,400,000	15,400,000
Series Putters 3699, 0.04% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	4,800,000	4,800,000
Series Putters 3898, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	3,500,000	3,500,000
Series 2006 A, 0.02% 2/2/15 (Liquidity Facility Wells Fargo Bank NA), VRDN (a)	3,850,000	3,850,000
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Amherst College Proj.) Series 2005 J2, 0.01% 2/2/15, VRDN (a)	1,500,000	1,500,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(Baystate Health Sys. Proj.) Series 2009 J1, 0.02% 2/6/15, LOC JPMorgan Chase Bank, VRDN (a)	$ 6,000,000	$ 6,000,000
(Baystate Med. Ctr. Proj.) Series 2005 G, 0.01% 2/2/15, LOC Wells Fargo Bank NA, VRDN (a)	2,615,000	2,615,000
(Children's Hosp. Proj.):
Series 2010 N3, 0.01% 2/6/15, LOC U.S. Bank NA, Cincinnati, VRDN (a)	2,500,000	2,500,000
Series 2010 N4, 0.01% 2/2/15, LOC Wells Fargo Bank NA, VRDN (a)	16,600,000	16,600,000
(Dana-Farber Cancer Institute Proj.) Series 2008 L1, 0.01% 2/6/15, LOC JPMorgan Chase Bank, VRDN (a)	8,350,000	8,350,000
(Fairview Extended Care Proj.) Series B, 0.08% 2/6/15, LOC Bank of America NA, VRDN (a)	2,200,000	2,200,000
(Henry Heywood Memorial Hosp. Proj.) Series 2008 C, 0.02% 2/2/15, LOC TD Banknorth, NA, VRDN (a)	1,000,000	1,000,000
(Massachusetts Institute of Technology Proj.):
Series 2001 J1, 0.01% 2/6/15, VRDN (a)	14,500,000	14,500,000
Series 2001 J2, 0.01% 2/6/15, VRDN (a)	12,925,000	12,925,000
(Northeast Hosp. Corp. Proj.) Series 2004 G, 0.07% 2/6/15, LOC JPMorgan Chase Bank, VRDN (a)	9,100,000	9,100,000
(Wellesley College Proj.):
Series B, 0.03% 2/6/15, VRDN (a)	1,600,000	1,600,000
Series I, 0.03% 2/2/15, VRDN (a)	1,000,000	1,000,000
(Williams College Proj.) Series J, 0.01% 2/6/15, VRDN (a)	500,000	500,000
Participating VRDN:
Series BA 08 3503, 0.07% 2/6/15 (Liquidity Facility Bank of America NA) (a)(d)	5,550,000	5,550,000
Series BBT 08 54, 0.02% 2/6/15 (Liquidity Facility Branch Banking & Trust Co.) (a)(d)	6,300,000	6,300,000
Series BC 10 20W, 0.04% 2/6/15 (Liquidity Facility Barclays Bank PLC) (a)(d)	2,550,000	2,550,000
Series Putters 3163, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,655,000	5,655,000
Series Putters 3529, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	10,000,000	10,000,000
Series Putters 3530, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	4,495,000	4,495,000
Series Putters 3650, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	3,200,000	3,200,000
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev. Series 2009 A, 0.01% 2/6/15, LOC Bank of New York, New York, VRDN (a)	2,000,000	2,000,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Indl. Fin. Agcy. Rev.:
(Governor Dummer Academy Proj.) Series 1996, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (a)	$ 800,000	$ 800,000
(Society for the Prevention of Cruelty to Animals Proj.) Series 1997, 0.02% 2/6/15, LOC TD Banknorth, NA, VRDN (a)	3,255,000	3,255,000
Massachusetts Port Auth. Rev. Series 2008 A, 0.02% 2/6/15, LOC State Street Bank & Trust Co., Boston, VRDN (a)	4,500,000	4,500,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN:
Series EGL 14 0011, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (a)(d)	16,100,000	16,100,000
Series EGL 14 0012, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (a)(d)	7,700,000	7,700,000
Series EGL 14 0045, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (a)(d)	16,800,000	16,800,000
Series Putters 1920, 0.04% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	7,985,000	7,985,000
Series Putters 3691, 0.04% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	1,425,000	1,425,000
Series Putters 4420, 0.03% 2/6/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	600,000	600,000
Series RBC O 72, 0.02% 2/6/15 (Liquidity Facility Royal Bank of Canada) (a)(d)	1,000,000	1,000,000
Series ROC II R 14021, 0.02% 2/6/15 (Liquidity Facility Citibank NA) (a)(d)	1,500,000	1,500,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 1999 B, 0.02% 2/6/15, LOC Landesbank Hessen-Thuringen, VRDN (a)	5,500,000	5,500,000
		444,130,000
New Jersey - 0.6%
JPMorgan Chase NA Letter of Credit Participating VRDN:
Series Putters 4459, 0.04% 2/2/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	1,700,000	1,700,000
Series Putters 4462, 0.04% 2/2/15 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	1,300,000	1,300,000
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. and Gas Co. Proj.) Series 2003 B1, 0.16% 2/6/15, VRDN (a)	1,400,000	1,400,000
		4,400,000
New York - 0.0%
Dutchess County Indl. Dev. Agcy. Civic Facility Rev. (Lutheran Ctr. at Poughkeepsie, Inc. Proj.) 0.09% 2/6/15, LOC KeyBank NA, VRDN (a)	100,000	100,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Pennsylvania - 0.3%
Bucks County Indl. Dev. Auth. Rev. (Lutheran Cmnty. at Telford Healthcare Ctr., Inc. Proj.) Series 2007 B, 0.22% 2/6/15, LOC Citizens Bank of Pennsylvania, VRDN (a)	$ 2,105,000	$ 2,105,000
Cumberland County Muni. Auth. Rev. (Messiah Village Proj.) Series 2008 B, 0.11% 2/6/15, LOC Citizens Bank of Pennsylvania, VRDN (a)	200,000	200,000
		2,305,000
Texas - 0.1%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 0.12% 2/2/15, VRDN (a)	200,000	200,000
Series 2009 A, 0.12% 2/2/15, VRDN (a)	300,000	300,000
Series 2010 B, 0.12% 2/2/15, VRDN (a)	300,000	300,000
Series 2010 C, 0.11% 2/2/15, VRDN (a)	150,000	150,000
		950,000
TOTAL VARIABLE RATE DEMAND NOTE (Cost $455,285,000)		455,285,000
Other Municipal Debt - 25.5%

Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 0.2% tender 2/20/15, CP mode	300,000	300,000
Massachusetts - 25.4%
Andover Gen. Oblig. Bonds Series 2014, 5% 3/1/15	1,471,000	1,476,477
Auburn Gen. Oblig. BAN 1.25% 9/15/15	1,200,000	1,208,307
Beverly Gen. Oblig. BAN 1% 4/23/15	1,800,000	1,803,507
Boston Gen. Oblig. Bonds:
Series 2009 A, 5% 4/1/15	625,000	629,878
Series 2013 A, 5% 3/1/15	200,000	200,739
Cambridge Gen. Oblig. Bonds Series 2013, 3% 2/15/16	375,000	385,665
Concord & Carlisle Reg'l. School District BAN 0.75% 4/15/15	3,400,000	3,404,416
Danvers Gen. Oblig. BAN 1% 8/21/15	1,500,000	1,506,622
Gloucester Gen. Oblig. BAN 1% 8/14/15	1,800,000	1,808,500
Harvard Gen. Oblig. BAN 1% 6/25/15	2,587,000	2,595,655
Hingham Gen. Oblig. BAN Series 2014, 0.75% 5/22/15	5,200,000	5,209,936
Marblehead Gen. Oblig. BAN 1% 8/7/15	1,700,000	1,707,738
Marlborough Gen. Oblig. BAN 0.75% 6/19/15	2,100,000	2,105,072
Marshfield Gen. Oblig. BAN 1% 7/29/15	3,373,000	3,387,278
Massachusetts Bay Trans. Auth. Sales Tax Rev. Bonds Series 2004 C, 5.5% 7/1/15	2,100,000	2,146,405
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Clean Wtr. Trust Bonds:
Series 2012 B, 4% 8/1/15	$ 1,000,000	$ 1,019,253
Series 2014, 5% 8/1/15	3,900,000	3,994,340
Massachusetts Dev. Fin. Agcy. Series 5, 0.1% 2/3/15, LOC TD Banknorth, NA, CP	1,032,000	1,032,000
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series R1, 5% 7/1/15	1,400,000	1,428,125
Series 1, 0.08% 4/6/15, LOC JPMorgan Chase Bank, CP	1,400,000	1,400,000
Massachusetts Gen. Oblig.:
Bonds:
Series 2004 B, 5.25% 8/1/15	935,000	958,477
Series 2005 A:
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	2,000,000	2,007,585
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	435,000	436,672
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	1,000,000	1,003,715
5% 3/1/15 (Pre-Refunded to 3/1/15 @ 100)	390,000	391,443
Series 2005 C, 5% 9/1/15 (Pre-Refunded to 9/1/15 @ 100)	1,400,000	1,439,462
Series 2008 A, 5% 9/1/15	1,250,000	1,285,214
Series 2010 C, 5% 12/1/15	1,190,000	1,237,010
Series 2011 B, 4% 7/1/15	1,000,000	1,015,863
Series 2014 C, 1.25% 8/1/15	5,600,000	5,631,353
Series 2014 D, 0.02% 2/1/16 (a)	2,000,000	2,000,085
RAN:
Series 2014 A, 1.5% 4/23/15	8,800,000	8,827,689
Series 2014 B, 1.5% 5/28/15	16,900,000	16,974,577
Series 2014 C, 1.5% 6/25/15	32,900,000	33,079,695
Massachusetts Health & Edl. Facilities Auth. Rev.:
Bonds:
(Partners HealthCare Sys., Inc. Proj.):
Series 2008 H1:
0.05% tender 5/7/15, CP mode	1,900,000	1,900,000
0.08% tender 2/9/15, CP mode	1,300,000	1,300,000
0.08% tender 3/2/15, CP mode	2,100,000	2,100,000
0.08% tender 3/5/15, CP mode	1,700,000	1,700,000
0.08% tender 3/6/15, CP mode	1,800,000	1,800,000
Series 2008 H2:
0.06% tender 6/16/15, CP mode	1,700,000	1,700,000
0.08% tender 2/5/15, CP mode	1,500,000	1,500,000
0.08% tender 3/4/15, CP mode	2,100,000	2,100,000
0.08% tender 4/2/15, CP mode	2,090,000	2,090,000
Series 2010 A, 5% 10/1/15	1,300,000	1,340,311
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
Bonds:
(Partners HealthCare Sys., Inc. Proj.):
Series EE:
0.06% 2/2/15, CP	$ 2,300,000	$ 2,300,000
0.06% 3/9/15, CP	1,300,000	1,300,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 1992, 0.25% tender 3/12/15, CP mode	3,500,000	3,500,000
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Bonds:
(Nuclear #4 Proj.) Series 2012 A, 5% 7/1/15	1,000,000	1,019,844
(Nuclear #6 Proj.) Series 2012 A, 5% 7/1/15	1,250,000	1,274,974
Massachusetts Port Auth. Rev. Series 2012 A:
0.07% 5/7/15, LOC TD Banknorth, NA, CP	1,900,000	1,900,000
0.12% 3/4/15, LOC TD Banknorth, NA, CP	1,100,000	1,100,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Bonds Series 2009 A, 5% 5/15/15	1,100,000	1,114,837
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Bonds Series 2014 D, 5% 8/1/15	1,075,000	1,100,875
Series 1999:
0.1% 5/5/15, LOC State Street Bank & Trust Co., Boston, CP	1,500,000	1,500,000
0.11% 2/11/15, LOC State Street Bank & Trust Co., Boston, CP	2,400,000	2,400,000
Milford Gen. Oblig. BAN 0.75% 5/15/15	1,400,000	1,402,490
Peabody Gen. Oblig. BAN 1% 3/27/15	1,800,000	1,802,313
Pittsfield Gen. Oblig. BAN Series B, 1% 2/6/15	2,956,860	2,957,175
Plymouth Gen. Oblig.:
BAN 1% 5/7/15	2,027,800	2,032,434
Bonds Series 2011, 5% 5/1/15	1,750,000	1,770,617
Quincy Gen. Oblig.:
BAN 1.25% 1/22/16	2,900,000	2,930,970
Bonds Series 2014, 2.5% 6/1/15	1,245,000	1,254,433
Revere Gen. Oblig. BAN 1% 4/17/15	1,600,000	1,602,821
Scituate Gen. Oblig. BAN 0.75% 3/27/15	1,000,000	1,000,967
Shrewsbury Gen. Oblig. Bonds 4% 8/15/15	1,625,000	1,658,457
Somerville Gen. Oblig. BAN 0.75% 6/12/15	2,800,000	2,806,318
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Bonds Series 2008 2, 5% 5/1/15	1,000,000	1,011,954
Univ. of Massachusetts Bldg. Auth. Rev. Series A1, 0.07% 5/7/15, LOC State Street Bank & Trust Co., Boston, CP	2,000,000	2,000,000
Westborough Gen. Oblig. BAN 1% 8/14/15	1,600,000	1,607,556
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Weston Gen. Oblig. BAN 1% 2/3/15	$ 1,881,698	$ 1,881,788
Winchester Gen. Oblig. BAN 0.5% 7/2/15	4,700,000	4,707,755
		183,207,642
TOTAL OTHER MUNICIPAL DEBT (Cost $183,507,642)		183,507,642
Investment Company - 9.3%
	Shares
Fidelity Tax-Free Cash Central Fund, 0.02% (b)(c) (Cost $ 66,699,689)	66,699,689	66,699,689
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $705,492,331)		705,492,331
NET OTHER ASSETS (LIABILITIES) - 2.0%		14,732,838
NET ASSETS - 100%		$ 720,225,169
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
CP	-	COMMERCIAL PAPER
RAN	-	REVENUE ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)
Legend
(a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d) Provides evidence of ownership in one or more underlying municipal bonds.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$ 37,917
Other Information

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $638,792,642)	$ 638,792,642
Fidelity Central Funds (cost $66,699,689)	66,699,689
Total Investments (cost $705,492,331)		$ 705,492,331
Cash		11,656,667
Receivable for investments sold		2,500,000
Receivable for fund shares sold		79,080
Interest receivable		1,096,369
Distributions receivable from Fidelity Central Funds		943
Receivable from investment adviser for expense reductions		18,751
Other receivables		2,623
Total assets		720,846,764

Liabilities
Payable for fund shares redeemed	$ 493,046
Distributions payable	726
Accrued management fee	46,524
Transfer agent fee payable	81,122
Other affiliated payables	177
Total liabilities		621,595

Net Assets		$ 720,225,169
Net Assets consist of:
Paid in capital		$ 720,211,969
Accumulated undistributed net realized gain (loss) on investments		13,200
Net Assets		$ 720,225,169

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2015

Massachusetts AMT Tax-Free Money Market: Net Asset Value, offering price and redemption price per share ($235,903,179 ÷ 235,532,948 shares)	$ 1.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($484,221,813 ÷ 483,651,682 shares)	$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($100,177 ÷ 100,057 shares)	$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2015

Investment Income
Interest		$ 541,006
Income from Fidelity Central Funds		37,917
Total income		578,923

Expenses
Management fee	$ 1,545,245
Transfer agent fees	509,983
Distribution and service plan fees	338
Independent trustees' compensation	3,448
Total expenses before reductions	2,059,014
Expense reductions	(1,557,439)	501,575
Net investment income (loss)		77,348
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	219,069
Capital gain distributions from Fidelity Central Fund	4,342
Total realized gain (loss)		223,411
Net increase in net assets resulting from operations		$ 300,759

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 77,348	$ 86,629
Net realized gain (loss)	223,411	93,622
Net increase in net assets resulting from operations	300,759	180,251
Distributions to shareholders from net investment income	(77,313)	(86,626)
Distributions to shareholders from net realized gain	(191,037)	(90,439)
Total distributions	(268,350)	(177,065)
Share transactions - net increase (decrease)	(97,697,929)	(115,141,353)
Total increase (decrease) in net assets	(97,665,520)	(115,138,167)

Net Assets
Beginning of period	817,890,689	933,028,856
End of period	$ 720,225,169	$ 817,890,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Massachusetts AMT Tax-Free Money Market

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (Loss) D	-	-	-	-	-
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations D	-	-	-	-	-
Distributions from net investment income D	-	-	-	-	-
Distributions from net realized gain	- D	- D	- D	-	-
Total distributions D	-	-	-	-	-
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA	.04%	.02%	.02%	.01%	.01%
Ratios to Average Net Assets B, C
Expenses before reductions	.30%	.30%	.30%	.30%	.30%
Expenses net of fee waivers, if any	.07%	.10%	.17%	.17%	.28%
Expenses net of all reductions	.06%	.10%	.17%	.17%	.28%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,903	$ 250,871	$ 272,374	$ 290,104	$ 353,510

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss)	- D	- D	- D	- D	.001
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	- D	- D	- D	- D	.001
Distributions from net investment income	- D	- D	- D	- D	(.001)
Distributions from net realized gain	- D	- D	- D	-	-
Total distributions	- D	- D	- D	- D	(.001)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA	.04%	.02%	.02%	.02%	.09%
Ratios to Average Net Assets B, C
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.07%	.10%	.17%	.15%	.20%
Expenses net of all reductions	.06%	.10%	.17%	.15%	.20%
Net investment income (loss)	.01%	.01%	.01%	.03%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 484,222	$ 566,873	$ 660,561	$ 982,481	$ 1,263,867

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (Loss) D	-	-	-	-	-
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations D	-	-	-	-	-
Distributions from net investment income D	-	-	-	-	-
Distributions from net realized gain	- D	- D	- D	-	-
Total distributions D	-	-	-	-	-
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA	.04%	.02%	.02%	.01%	.01%
Ratios to Average Net Assets B, C
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.06%	.10%	.18%	.17%	.28%
Expenses net of all reductions	.06%	.10%	.18%	.16%	.28%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 100	$ 146	$ 94	$ 534	$ 1,036

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Massachusetts AMT Tax-Free Money Market Fund (the Fund) is a fund of Fidelity Massachusetts Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Massachusetts AMT Tax-Free Money Market, Institutional Class and Service Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund may be affected by economic and political developments in the state of Massachusetts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ -
Gross unrealized depreciation	-
Net unrealized appreciation (depreciation) on securities	$ -

Tax Cost	$ 705,492,331

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ 13,394

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Tax-exempt Income	$ 77,313	$ 86,626
Long-term Capital Gains	191,037	90,439
Total	$ 268,350	$ 177,065

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

New Rule Issuance. In July 2014, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-9616, Money Market Fund Reform; Amendments to Form PF, which amends the rules governing money market funds. The final amendments impose different implementation dates for the changes that certain money market funds will need to make. Management is currently evaluating the implication of these amendments and their impact of the Final Rule to the Money Market Fund's financial statements and related disclosures.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract - continued

expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

In addition, under the expense contract, the investment adviser pays class-level expenses for Massachusetts AMT Tax-Free Money Market so that the total expenses do not exceed .35%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Service Class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Service Class	.25%	$ 338	$ -

During the period, the investment adviser or its affiliates waived a portion of these fees.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and servicing agent for the Fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, under which FIIOC performs the activities associated with the Fund's transfer agency, dividend disbursing and shareholder servicing functions. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The transfer agent fee for each class is paid to Citibank. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Massachusetts AMT Tax-Free Money Market	$ 245,797.10
Institutional Class	264,121.05
Service Class	65.05
	$ 509,983

During the period, the investment adviser or its affiliates waived a portion of these fees.

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, under which FSC maintains the Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

5. Expense Reductions.

The investment adviser contractually agreed to reimburse Institutional Class and Service Class to the extent annual operating expenses, expressed as a percentage of each class' average net assets, exceed .20% and .45%, respectively. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced Institutional Class and Service Class expenses by $264,480 and $67, respectively.

Additionally, the investment adviser or its affiliates voluntarily agreed to waive certain fees in order to maintain a minimum annualized yield of ..01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver for each class was as follows:

Amount
Massachusetts AMT Tax-Free Money Market	$ 577,698
Institutional Class	711,013
Service Class	519

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,662.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Massachusetts AMT Tax-Free Money Market	$ 24,529	$ 26,052
Institutional Class	52,770	60,557
Service Class	14	17
Total	$ 77,313	$ 86,626
From net realized gain
Massachusetts AMT Tax-Free Money Market	$ 61,845	$ 28,102
Institutional Class	129,158	62,321
Service Class	34	16
Total	$ 191,037	$ 90,439

Annual Report

7. Share Transactions.

Share transactions for each class of shares at a $1.00 per share were as follows and may contain automatic conversions between classes or exchanges between funds:

Years ended January 31,	2015	2014
Massachusetts AMT Tax-Free Money Market Shares sold	68,833,614	68,794,392
Reinvestment of distributions	81,141	51,149
Shares redeemed	(83,905,639)	(90,355,888)
Net increase (decrease)	(14,990,884)	(21,510,347)
Institutional Class Shares sold	106,197,119	112,813,123
Reinvestment of distributions	156,392	105,749
Shares redeemed	(189,014,381)	(206,601,693)
Net increase (decrease)	(82,660,870)	(93,682,821)
Service Class Shares sold	-	100,000
Reinvestment of distributions	48	33
Shares redeemed	(46,223)	(48,218)
Net increase (decrease)	(46,175)	51,815

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Massachusetts Municipal Trust and Shareholders of Fidelity Massachusetts AMT Tax-Free Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Massachusetts AMT Tax-Free Money Market Fund (the Fund), a fund of Fidelity Massachusetts Municipal Trust, including the schedule of investments, as of January 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Massachusetts AMT Tax-Free Money Market Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and John Engler, each of the Trustees oversees 235 funds. Ms. Acton and Mr. Engler each oversees 217 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Massachusetts AMT Tax-Free Money Market Fund or at 1-877-208-0098 for Institutional Class and Service Class.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Annual Report

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, her affiliation with the trust or various entities under common control with FMR.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)
Year of Election or Appointment: 2014 Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Geoffrey A. von Kuhn may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Geoffrey A. von Kuhn (1951)
Year of Election or Appointment: 2015 Member of the Advisory Board

Mr. von Kuhn also serves as a Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (2014-present), FMR (2014-present), Fidelity Investments Money Management, Inc. (2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2015, $223,077, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2015, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Massachusetts AMT Tax-Free Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser, Fidelity SelectCo, LLC, to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

Annual Report

Fidelity Massachusetts AMT Tax-Free Money Market Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, as follows: retail class: 0.35%; Institutional Class: 0.20%; and Service Class: 0.45%. The contractual arrangements for the retail class may not be increased without the approval of the Board and the shareholders of that class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that Fidelity has been voluntarily waiving part or all of the 12b-1 fees, transfer agent fees, and/or management fees to maintain a minimum yield, and also noted that Fidelity retains the ability to be repaid in certain circumstances.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SMA-UANN-0315
1.853999.107

Item 2. Code of Ethics

As of the end of the period, January 31, 2015, Fidelity Massachusetts Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Massachusetts AMT Tax-Free Money Market Fund, Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$24,000	$-	$5,000	$800
Fidelity Massachusetts Municipal Income Fund	$42,000	$-	$5,000	$1,100
Fidelity Massachusetts Municipal Money Market Fund	$24,000	$-	$5,000	$2,000

January 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$24,000	$-	$4,700	$700
Fidelity Massachusetts Municipal Income Fund	$41,000	$-	$4,700	$1,000
Fidelity Massachusetts Municipal Money Market Fund	$24,000	$-	$4,700	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2015A	January 31, 2014A
Audit-Related Fees	$-	$765,000
Tax Fees	$-	$-
All Other Fees	$650,000	$795,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2015 A	January 31, 2014 A
Deloitte Entities	$1,820,000	$1,705,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Massachusetts Municipal Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 30, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	March 30, 2015